UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08360

GUINNESS ATKINSON FUNDS
(Exact name of registrant as specified in charter)

225 South Lake Avenue, Suite 216 Pasadena, CA			91101
(Address of principal executive offices)			(Zip code)

James J. Atkinson, Jr. 225 South Lake Avenue, Suite 216 Pasadena, CA 91101
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800-915-6566)

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2019

Item 1. Reports to Stockholders.

The registrant’s Semi-Annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GUINNESS | ATKINSON™
FUNDS

Semi-Annual Report

June 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds, if you hold your shares directly with the Funds, or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold your shares directly with the Funds, you may elect to receive shareholder reports and other communications from the Funds electronically by contacting the Funds at 1-800-915-6565 or, if you hold your shares through a financial intermediary, by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you hold your shares directly with the Funds, you can inform the Funds that you wish to continue receiving paper copies of your shareholder reports at 1-800-915-6565 or, if you hold your shares through a financial intermediary, by contacting your financial intermediary. Your election to receive reports in paper will apply to all the Guinness Atkinson Funds you hold directly or through your financial intermediary, as applicable.

Guinness AtkinsonTM Funds
Semi-Annual Report

June 30, 2019

TABLE OF CONTENTS

5	Letter to Shareholders
7	Expense Example
9	Alternative Energy Fund
21	Asia Focus Fund
26	Asia Pacific Dividend Builder Fund
32	China & Hong Kong Fund
37	Dividend Builder Fund
44	Global Energy Fund
51	Global Innovators Fund
57	Renminbi Yuan & Bond Fund
61	Statements of Assets and Liabilities
63	Statements of Operations
65	Statements of Changes in Net Assets
68	Financial Highlights
77	Notes to Financial Statements
88	Additional Information
91	Privacy Notice
94	Guinness Atkinson Funds Information

The table below provides total return data for each of the Funds over the one, three, five, ten-years and since inception periods through June, 2019. Also included in the table is the expense ratio data from the most recent prospectus dated May 1, 2019.

Fund (inception date)	6 Months (Actual)	1-year	3-year	5-year	10-year	Since Inception	Expense Ratio
Alternative Energy Fund (March 31, 2006)	19.22%	4.20%	4.95%	-7.35%	-6.28%	-9.19%	1.98% net; 2.57% gross
Asia Focus Fund (April 29, 1996)	15.86%	-3.16%	12.26%	4.73%	5.20%	3.24%	1.99% net; 2.01% gross
Asia Pacific Dividend Builder Fund (March 31, 2006)	13.02%	1.29%	9.64%	6.45%	8.71%	5.71%	1.12% net; 3.27% gross
China & Hong Kong Fund (June 30, 1994)	14.48%	-5.93%	13.60%	5.29%	5.94%	6.96%	1.54%
Dividend Builder Fund (March 30, 2012)	14.99%	10.47%	10.87%	6.03%	—	9.80%	0.68% net; 2.00% gross
Global Energy Fund (June 30, 2004)	12.41%	-18.09%	-0.13%	-10.97%	0.90%	5.47%	1.45% net; 1.60% gross
Global Innovators Fund Investor Class (December 15, 1998)	21.21%	0.60%	15.08%	8.03%	14.49%	7.66%	1.25% net; 1.30% gross
Global Innovators Fund Institutional Class (December 15, 2015)	21.35%	0.86%	15.36%	8.22%	14.59%	7.71%	1.00% net; 1.13% gross
Renminbi Yuan & Bond Fund (June 30, 2011)	3.47%	2.14%	2.05%	0.61%	—	1.39%	0.93% net; 3.52% gross

Periods of greater than one year are average annualized returns; one year and shorter period returns are actual returns. All returns are for the period ended June 30, 2019.

Performance data shown for the Global Innovators, Institutional Class (GINNX), prior to its launch date on December 31, 2015, uses performance data from the Global Innovators, Investor Class (IWIRX).

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com.

Each of the Asia Focus Fund, the Asia Pacific Dividend Builder Fund, the China & Hong Kong Fund, and the Renminbi Yuan & Bond Fund imposes a 2% redemption fee on shares held less than 30 days. Performance data quoted does not reflect this fee. If it had, total return would be lower.

Expense ratios are from the most recent prospectus (dated May 1, 2019 and are from the most recent audited financials (period ending December 31, 2018) at the time that prospectus was completed.

All of the Guinness Atkinson Funds, except the China & Hong Kong Fund, have an expense limitation agreement in place with the advisor through June 30, 2020. For the Alternative Energy Fund, Asia Focus Fund and Asia Pacific Dividend Builder Fund the advisor has contractually agreement to reduce its fees and/or pay Fund expenses to limit the Funds' total operating expenses. Whereas for the Dividend Builder Fund, Global Energy Fund, Global Innovators Fund and Renminbi Yuan and Bond Fund have contractually agreements with the advisor to to reimburse expenses to limit the Funds' total operating expenses.

Dear Guinness Atkinson Funds Shareholders,

It has been a good first half of the year for most financial markets and for the Guinness Atkinson Funds, all of which have posted positive returns year to date. That's a nice change from the last half of 2018 which was, let's just say, disappointing. Despite the positive tone to the year, 2019 has been volatile and we don't see an end to the bumpy ride in the second half of 2019.

The top performing Guinness Atkinson Fund for the first six months of 2019 was the Global Innovators Fund. The Global Innovators Investor Class shares provided a total return of 21.21% over the period; the Global Innovators Institutional Class shares provided a total return of 21.35%. The Alternative Energy Fund had a total return of 19.22% for the six months. The Asia Focus Fund produced a total return of 15.86%; the Dividend Builder Fund 14.99% and the China & Hong Kong Fund 14.48%. The Asia Pacific Dividend Builder Fund provided a total return in the first half of 13.02%. Despite a rough year in the energy markets the Global Energy Fund produced a total return of 12.41%. The only Guinness Atkinson Fund not to produce a double digit return for the first half is the Renminbi Yuan & Bond Fund which produced a 3.47% return over the period. All of the performance details for the period ended June 30, 2019 are available in the table opposite.

We should take this opportunity to highlight the two dividend builder Funds in the Guinness Atkinson Fund family, the Asia Pacific Dividend Builder Fund and the Dividend Builder Fund. While these are among our smaller members of the family, they have quietly produced solid returns. We use the term quietly because these two Funds have benefitted from their focus on quality dividend paying companies which led to solid returns with lower levels of volatility in what has been, euphemistically, a choppy market.

Our investment team has provided a detailed commentary for each of the Guinness Atkinson Funds adjacent to each Fund's financial results.

As usual, we appreciate the confidence you have placed in us and our management team.

We encourage you to visit gafunds.com for the latest news and announcements on the Guinness Atkinson Funds.

Sincerely,

Timothy Guinness	James Atkinson

The views in this letter and in the commentaries delivered by our portfolio managers, were as of June 30, 2019 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the Funds' investment methodology and do not constitute investment advice. Portfolio manager views may change at any time and should not be considered a forecast or guarantee of future events or investment results. We do not have any obligation to, and we do not, update or alter forward-looking statements contained in this report. Forward-looking statements include predictions, projections and other statements describing expectations about future events. There is no guarantee that forward-looking statements will prove accurate.

Morningstar Ratings Through June 30, 2019

Fund	Category	Overall	3-Year	5-Year	10-Year
Alternative Energy	Foreign Small/	1*	2*	1*	1*
	Mid Value	(39 funds)	(39 funds)	(31 funds)	(13 funds)
Asia Focus	Pacific/Asia	2**	4****	2**	1*
	ex-Japan	(74 funds)	(74 funds)	(64 funds)	(28 funds)
Asia Pacific Dividend	Pacific/Asia	4****	3***	4****	4****
Builder	ex-Japan	(74 funds)	(74 funds)	(64 funds)	(28 funds)
China & Hong Kong	China Region	3***	3***	3***	2**
		(75 funds)	(75 funds)	(70 funds)	(39 funds)
Global Energy	Energy Equity	3***	4****	3***	3***
		(91 funds)	(91 funds)	(78 funds)	(57 funds)
Global Innovators	Large Blend	2**	2**	1*	2**
		(1,235 funds)	(1,235 funds)	(1,100 funds)	(812 funds)
Renminbi Yuan & Bond	Emerging Markets	4****	2**	5*****	—
	Local Currency Bond	(67 funds)	(67 funds)	(60 funds)
Dividend Builder	World Large Stock	3***	3***	3***	—
		(722 funds)	(722 funds)	(594 funds)

Morningstar Ratings Disclosure

Global Innovators Fund ratings shown were given for the Investor Share Class.

Past performance is not a guarantee of future results. The Morningstar RatingTM for funds, or "star rating", is calculated for managed products (including mutual funds, variable annuity and variable life subaccounts, exchange-traded funds, closed-end funds, and separate accounts) with at least a three-year history. Exchange-traded funds and open-ended mutual funds are considered a single population for comparative purposes. It is calculated based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a managed product's monthly excess performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of products in each product category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a managed product is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating metrics. The weights are: 100% three-year rating for 36-59 months of total returns, 60% five-year rating/40% three-year rating for 60-119 months of total returns, and 50% 10-year rating/30% five-year rating/20% three year rating for 120 or more months of total returns. While the 10-year overall star rating formula seems to give the most weight to the 10-year period, the most recent three-year period actually has the greatest impact because it is included in all three rating periods. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in distribution percentages.)

© 2019 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

GUINNESS ATKINSON FUNDS

Expense Examples (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) redemption fees (applicable to the Asia Focus Fund, the Asia Pacific Dividend Builder Fund, the China & Hong Kong Fund, and the Renminbi Yuan & Bond Fund); and (2) ongoing costs, including advisory fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period shown and held for the entire period from January 1, 2019 to June 30, 2019.

Actual Expenses

For each Fund, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid during Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Fund, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any redemption fees. Therefore, the second line for each Fund of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these redemption fees were included, your costs would have been higher.

	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During Period* (01/01/19 to 06/30/19)	Expense Ratios During Period* (01/01/19 to 06/30/19)
Guinness Atkinson Alternative Energy Fund Actual	$1,000.00	$1,192.20	$10.76	1.98	%†
Guinness Atkinson Alternative Energy Fund Hypothetical (5% return before expenses)	$1,000.00	$1,014.98	$9.89	1.98	%†
Guinness Atkinson Asia Focus Fund Actual	$1,000.00	$1,158.60	$10.60	1.98	%†
Guinness Atkinson Asia Focus Fund Hypothetical (5% return before expenses)	$1,000.00	$1,014.98	$9.89	1.98	%†
Guinness Atkinson Asia Pacific Dividend Builder Fund Actual	$1,000.00	$1,130.20	$5.81	1.10	%†
Guinness Atkinson Asia Pacific Dividend Builder Fund Hypothetical (5% return before expenses)	$1,000.00	$1,019.34	$5.51	1.10	%†
Guinness Atkinson China & Hong Kong Fund Actual	$1,000.00	$1,144.80	$8.88	1.67%
Guinness Atkinson China & Hong Kong Fund Hypothetical (5% return before expenses)	$1,000.00	$1,016.51	$8.35	1.67%
Guinness Atkinson Dividend Builder Fund Actual	$1,000.00	$1,149.90	$3.62	0.68	%†
Guinness Atkinson Dividend Builder Fund Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	$3.41	0.68	%†
Guinness Atkinson Global Energy Fund Actual	$1,000.00	$1,124.10	$7.64	1.45	%†
Guinness Atkinson Global Energy Fund Hypothetical (5% return before expenses)	$1,000.00	$1,017.60	$7.25	1.45	%†
Guinness Atkinson Global Innovators Fund – Investor Class Actual	$1,000.00	$1,212.10	$6.80	1.24	%†
Guinness Atkinson Global Innovators Fund – Investor Class Hypothetical (5% return before expenses)	$1,000.00	$1,018.65	$6.21	1.24	%†

GUINNESS ATKINSON FUNDS

	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During Period* (01/01/19 to 06/30/19)	Expense Ratios During Period* (01/01/19 to 06/30/19)
Guinness Atkinson Global Innovators Fund – Institutional Class Actual	$1,000.00	$1,213.50	$5.43	0.99	%†
Guinness Atkinson Global Innovators Fund – Institutional Class Hypothetical (5% return before expenses)	$1,000.00	$1,019.89	$4.96	0.99	%†
Guinness Atkinson Renminbi Yuan & Bond Fund Actual	$1,000.00	$1,034.70	$4.59	0.91	%†
Guinness Atkinson Renminbi Yuan & Bond Fund Hypothetical (5% return before expenses)	$1,000.00	$1,020.28	$4.56	0.91	%†

*Expenses are equal to the Funds' annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year period (181), then divided by the number of days in the fiscal year (365) (to reflect the one-half year period).

†Net of fee waivers and/or expense reimbursements. If those fee waivers and/or expense reimbursements had not been in effect, the Fund's actual expenses would have been higher.

GUINNESS ATKINSON ALTERNATIVE ENERGY FUND Semi-Annual Report for the period ended June 30, 2019

1.  Performance

AVERAGE ANNUAL TOTAL RETURNS

	6 Months (Actual)	1 Year	3 Years	5 Years	10 Years
Fund	19.22%	4.21%	4.96%	-7.35%	-6.28%
Benchmark Indices:
Wilderhill Clean Energy Index	38.59%	20.01%	16.88%	-2.33%	-4.16%
MSCI World Index (Net Return)	16.98%	6.35%	11.79%	6.61%	10.72%

For the Fund's current six-month expense ratio, please refer to the Financial Highlights section of this report.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gafunds.com, or calling (800) 915-6565.

Total returns for certain periods reflect expense limitations in effect and, in the absence of these imitations, total returns would have been lower.

The stronger performers in the portfolio were predominantly those involved in the 'Installation' subsector. The top five performers in the Fund are all involved in the manufacturing of solar cells, with the top performer being Jinko Solar, which was actually sold during the quarter. Daqo New Energy (a pure polysilicon manufacturer) was second strongest with Canadian Solar and First Solar (both integrated solar cell and module manufacturers) also placed in the top five. Other strong performers included the portfolio addition Nibe Industrier (a manufacturer of ground source heating pumps and other energy efficient heating systems) plus Schneider Electric (a multinational company focused on the digital transformation of energy management and automation).

Poorer performers included a number of our smaller capitalization and more highly levered Asian listed holdings including China Longyuan (a wind power producer), Wasion Holdings (a small Chinese provider of advanced metering and energy efficiency management services), Ameresco (a building energy efficiency project manager and service provider) plus Tianneng Power (a Chinese lead acid battery manufacturer). The weakest performer was China Singyes which was sold during the quarter.

Review

The Guinness Atkinson Alternative Energy Fund in the first six months of 2019 produced a total return of +19.5%. This compares to a total return of +17.0% for the Fund's benchmark, the MSCI World Index (Net Return).

Jonathan Waghorn and Will Riley joined Edward Guinness as co-managers of the Guinness Atkinson Alternative Energy Fund on January 1, 2019. Will and Jonathan are currently co-managers of the Guinness Atkinson Global Energy Fund and have been managing funds in the energy sector since 2010 and 2008. This has included coverage of the alternative energy sector and investing in alternative energy stocks. The transition has been in process for a number of months and resulted in a number of changes for the Fund during the quarter. Notable changes include:

•  Change of benchmark. The benchmark for the Fund has changed from the Wilderhill Clean Energy Index (the ECO Index) to the MSCI World Index (Net Return). The Fund will consider companies involved in the entire sustainable energy value chain (including the generation of renewable energy as well as its consumption and storage). The WilderHill Clean Energy index is a very specialist and volatile index and, given the portfolio management changes, it no longer represents the full extent of the investment universe for the Fund. While there are likely to be periods of divergence between the Fund and the MSCI World Index (Net Return), the Portfolio Managers believe that the growth and improving economics of sustainable energy companies has the potential to allow the Fund to outperform global equities, in general, on a three to five-year view.

•  Portfolio repositioning. A larger than normal number of stock switches were made during the first quarter as the new managers repositioned the portfolio. Full details are included later but it is important to note that the high level of turnover in 1Q 2019 is not expected to be sustained.

ALTERNATIVE ENERGY FUND

The Fund will continue to invest in companies that are involved in the value chain of sustainable energy generation, storage and consumption and the fund will continue to be managed in line with the Guinness Atkinson Asset Management investment philosophy and portfolio construction approach.

2.  Activity

There were twelve switches in the portfolio during the half year. These switches coincided with the addition of Jonathan Waghorn and Will Riley as co-portfolio managers. The outcome of the stock switches on the overall portfolio:

•  Slight reduction revenue and earnings growth

•  Noticeably higher Return on Capital Employed (ROCE) and higher free cash flow return on capital employed

•  Slightly higher Price/Earnings (P/E), similar Price/Book (P/B) and lower Enterprice Value to Earnings before Interest, Tax and Depreciation (EV/EBITDA) valuation multiples

•  Higher free cash flow yield although a lower dividend yield

•  Noticeably better balance sheet metrics (net debt/EBITDA and net debt/net debt+equity)

Stocks that were added to the portfolio within the reporting period:

Name	Level 2	Bloomberg Ticker	Rationale
Ameresco Inc	Displacement	AMRC US Equity

Provider of comprehensive renewable energy efficiency and solutions for facilities in UK and North America. Fits fund themes very well. Good financials with improving Cash Flow Return on Investment (CFROI), not particularly cheap but appears to be good quality and justifiable

Aptiv PLC	Electrification	APTV US Equity

Large tech company manufacturing products focused around autos and especially Electric Vehicles (EVs) and Advanced driver-assistance systems (ADAS). Some concern over diesel exposure and late economic cycle risks but otherwise very good CFROI which is not fully priced

Gentherm Inc	Electrification	THRM US Equity

Company manufacturing thermal control systems for autos, especially battery thermal management systems plus other auto components. No diesel exposure we believe. Appears to offer reasonable quality and low expectations priced in

Hella	Electrification	HLE GY Equity

Global family owned business that develops lighting and electronic components and systems for the automotive industry. EV focus therefore. Maybe some diesel exposure here. Good CFROI with low expectations priced in.

Samsung SDI	Electrification	006400 KS Equity	Pure play Li-ion battery manufacturer that has suffered 10yrs of poor cash returns but now moving sharply higher. Great exposure to growth theme assuming higher cash returns can be sustained.
Johnson Matthey PLC	Electrification	JMAT LN Equity

Chemicals science company with focus on catalysts, pharma and pollution control systems. Clean vehicle emissions, efficiency and powertrains for EVs involved. Appears to have a good spread of businesses across the building efficiency and energy storage industries. Good quality, owned in UKEI.

ALTERNATIVE ENERGY FUND

Name	Level 2	Bloomberg Ticker	Rationale
ON Semiconductor Corp	Electrification	ON US Equity

Manufacturer of efficient power semiconductors with focus on auto sector (top 10 supplier of auto semiconductors), with growing silicon carbide exposure. Shares do not reflect recent higher CFROI which (if high voltage semis are required) could be sustained

Tianneng Power International Ltd	Electrification	819 HK Equity	Manufacturer of advanced lead acid batteries and the lead acid battery business still attractive. Recycling here as well. Very low expectations appear to be priced in
Iberdrola	Generation	IBE SM Equity	Conventional European utility tilted to renewables (especially wind) with 7-8% dividend yield. Low volatility and low expectations, trending well
TransAlta Renewables Inc	Generation	RNW CN Equity	Canadian and Australian IPP generation, mostly wind and (partly) gas oriented. Reasonably priced generation company
Quanta Services Inc	Installation	PWR US Equity	North American EPC construction company exposed to new grid development and, increasingly, telecoms. Good historic financials and valuation although some oil/gas assets as well.
Siemens Gamesa Renewable Energy SA	Installation	SGRE SM Equity	Reasonably newly created large onshore and offshore wind turbine and gear box manufacturer. Cyclically may be nearer to peak (in CFROI terms) but good business and reasonable to own still

Stocks that we sold from the portfolio:

Name	Level 2	Bloomberg Ticker	Rationale
Cosan SA Industria e Comercio	Displacement	CSAN3 BZ Equity

Produces sugar & ethanol, distributes fuels through a network of service stations and has a lubricants division. Low exposure to ethanol (25%) and high exposure to Brazil. Stock at 10yr highs with concern over CFROI sustainability. No top down desire to own ethanol

Johnson Controls International plc	Displacement	JCI US Equity	Provides building products and technology solutions. Strong performance recently took profits in late cycle
Ricardo PLC	Electrification	RCDO LN Equity	Provides engineering and technological services. Shares fallen hard due to indirect diesel exposure and slowdown in auto engineering products in UK. Size and liquidity not good
China Datang Corp Renewable Power Co Ltd	Generation	1798 HK Equity	Generates electricity from wind power, solar power, biomass power, and other renewables in China. Debt too much, worst positioned of the Chinese wind Independent Power Producers (IPPs), low liquidity
Concord New Energy Group Limited	Generation	182 HK Equity	Wind power electricity generation. Size and liquidity not acceptable

ALTERNATIVE ENERGY FUND

Name	Level 2	Bloomberg Ticker	Rationale
Good Energy Group	Generation	GOOD LN Equity	Renewable energy supplier. Being sold now. Size and liquidity not acceptable
Iniziate Bresciane Spa	Generation	IB IM Equity	Designs, develops and operates hydro electric power plants in Italy. Being sold now. Size and liquidity not acceptable
Boer Power Holdings Limited	Installation	1685 HK Equity	Designs, manufactures and sells electricidal distribution systems in China. Nearly fully sold now. Size and liquidity not acceptable
China Singyes Solar Technologies	Installation	750 HK Equity	Debt, size and liquidity not acceptable. Need to sell this while trading again, concern that the funding issue has not gone away
JinkoSolar Holding Co Ltd	Installation	JKS US Equity	Produces silicon wafers, solar cells and solar modules. Debt position consistent with CSIQ and having rallied hard in 2019 is at top of trading range. Concern over debt position, opportunity to exit
Prysmian SpA	Installation	PRY IM Equity

Develops, designs, produces, supplies, and installs a wide range of cables. OK business but concerns over 'dead cat bounce' and more importantly concern over EPC risk (Western Link sub project), avoid currently

SunPower Corp	Installation	SPWR US Equity	Integrated solar products and services company. Poor debt position

3.  Portfolio Positioning

				Previous year ends
Asset allocation as % NAV	Current 6/30/2019	Last year end 12/31/2018	Change	12/31/2018	12/31/2017	12/31/2016	12/31/2015	12/31/2014	12/31/2013
Consumption	41.6%	26.5%	15.1%	26.5%	26.8%	20.6%	9.9%	9.5%	5.8%
Displacement	13.8%	16.4%	-2.6%	16.4%	13.0%	13.8%	9.9%	9.5%	5.8%
Alternative Fuel	0.0%	3.9%	-3.9%	3.9%	3.5%	3.5%	3.2%	3.2%	2.3%
Efficiency	13.8%	12.5%	1.3%	12.5%	9.6%	10.3%	6.7%	6.3%	3.5%
Electrification	27.8%	10.1%	17.7%	10.1%	13.8%	6.8%	0.0%	0.0%	0.0%
Batteries	12.5%	3.9%	8.6%	3.9%	6.9%	3.3%	0.0%	0.0%	0.0%
Electric vehicles	15.3%	6.2%	9.1%	6.2%	6.8%	3.5%	0.0%	0.0%	0.0%
Renewables	57.7%	69.7%	-12.1%	69.7%	69.4%	77.8%	88.4%	86.7%	96.0%
Generation	24.2%	27.3%	-3.1%	27.3%	28.0%	37.1%	40.1%	46.4%	44.9%
IPP	20.3%	26.7%	-6.4%	26.7%	26.7%	33.6%	36.3%	42.8%	40.4%
Utility	3.9%	0.6%	3.3%	0.6%	1.3%	3.5%	3.7%	3.6%	4.5%
Equipment	33.5%	42.5%	-9.0%	42.5%	41.4%	40.7%	48.3%	40.4%	51.1%
Equipment	33.5%	42.5%	-9.0%	42.5%	41.4%	40.7%	48.3%	40.4%	51.1%
Cash	0.75%	3.8%	-3.1%	3.80%	3.80%	1.60%	1.70%	3.70%	-1.80%

ALTERNATIVE ENERGY FUND

4.  Outlook

As we look into the remainder of 2019 and consider the growth, economics and government support for sustainable energy, we reflect on some of the significant achievements made in 2018 and 2019 but also ponder on the significant step change in energy production and consumption habits that are required for the future:

The world is adding renewable generation at a rapid pace: 177 Giga Watts (GW) of new capacity was installed in 2018 with about 55% of that being solar, 30% wind and the rest mostly in hydro-power. This new renewable capacity represented just under half of the new electricity generation capacity added in the year.

While the scale is significant, the new capacity added was the same as in 2017, making 2018 the first year since 2001 that annual new installations failed to increase from the previous year. Reasons for the slowdown include the cut in solar power subsidies in China and weaker installations of wind power in Europe and India. The International Energy Agency (IEA) believes that this rate of new renewable power additions is only about 60% of what is required to meet the Paris climate agreement's goal of keeping the increase in global temperatures to "well below" 2 degrees centigrade.

In its 'Tracking Clean Energy Progress' report of 2Q2019, the IEA reviews 45 clean energy sectors and technologies and concludes that only seven are on track to meeting global goals consistent with the Paris Agreement. These sectors are: Solar PV, Bioenergy, Electric Vehicles, Rail, Lighting, Data Centres & Networks and Energy Storage.

The IEA's assessment of energy related CO2 emissions is stark. If we continue on our current path of existing and announced policies, we will emit nearly 36Gt of CO2 in 2040. This is about double the 17.6Gt that is required under their Sustainable Development Scenario (SDS) which is consistent with a 'well below' 2° climate goal.

There were some milestones achieved in the quarter. In late May and early June, the UK went for 18 consecutive days without coal-fired power and the country is on track to generate more of its electricity from zero-carbon sources than from fossil fuels in 2019. This would be the first time since the industrial revolution and represents a significant step towards the country being 'carbon neutral' by 2050. Moreover, in the United States, generating capacity for renewable energy is likely to be greater than coal at the end of 2019.

While individual milestones like these are impressive, global coal demand is likely to remain around current levels through to 2023 before starting to decline with the implication that fossil fuels remain a large component of the overall energy mix by 2050. There is a long journey ahead.

Key Macro factors in the quarter

The Guinness Atkinson Alternative Energy Fund appears well positioned to benefit from many of the long-term themes associated with the transition towards a lower carbon economy and of sustainable energy generation via investment in companies with activities that are economic with limited or zero government subsidy and which are profitable. We classify the companies involved into four key areas:

•  Generation includes companies involved in the generation of sustainable energy, either pureplay companies or those transitioning from hydrocarbon-based fuels

•  Installation includes companies involved in the manufacturing of equipment for the generation and consumption of sustainable energy

•  Displacement includes companies involved in the displacement or improved efficient usage of existing hydrocarbon-based energy

•  Electrification includes companies involved specifically in the switching of hydrocarbon-based fuel demand towards electricity, especially for Electric Vehicles

As portfolio managers, we monitor these areas closely and hope that detailed top down (macro) analysis of each (complemented with disciplined equity screening and stock valuation work) will allow us to deliver attractive Fund performance. We present the current key macro themes for sustainable energy:

Solar Power Generation and Installation: demand, supply, and pricing

We saw another increase in annual solar power installations in 2018 increasing to 108GW from 98GW in 2017. This increase came despite a 9 GW reduction in new installations from China (down from 53GW in 2017 to 44GW in 2018). The decline was a reaction

ALTERNATIVE ENERGY FUND

to the scrapping of solar project subsidies for most of China to attempt to curb runaway growth in the photovoltaic industry. The end to subsidies caused fears of a sudden sharp slowdown in the roll-out of Chinese PV projects but it now appears that improved economics and continued air pollution in Chinese cities could lead to further new installation growth.

In the second quarter, China announced a new approach to Solar Feed In Tariffs (FiTs) effective from July 2019. These new tariffs are now typically being set through a competitive bidding process with the Chinese authorities setting an upper limit for the FiT and the market defining the minimum requirement. The new market-driven subsidization approaches were broadly as expected and provided clarity for the world's largest solar market leading to a much improved demand outlook relative to that expected a year ago. Of particular interest, we have seen China announce this year its first ever unsubsidized wind and solar projects, marking a potential inflection point for the industry.

Forecasts suggest continued growth in global solar installations, with annual global PV installations increasing by 15% in 2019 to 125GW and by another 9% in 2020 to 136GW. China is expected to fall from a peak of 53GW in 2017 (being >50% of world demand) to 39GW in 2019 (c30% of global demand) as a result of the subsidy changes before recovering thereafter.

Indian solar demand data was positive during the quarter, with India now investing more in solar than it does in coal fired power generation. Solar auctions in India have been averaging around 4 US cents per kWh (with some individual auctions being around 3 US cents per kWh). While these standalone solar prices do not compare directly with the full dispatch nature of coal fired power generation, it does indicate that new solar is becoming as economically attractive as coal.

The lower generation costs have been achieved as a result of lower materials costs. Prices for wafers, cells, and modules have been in long-term decline and they declined particularly sharply over the second half of 2018 as a result of the China subsidy removals. The market is now seeing some stability as demand has increased elsewhere in the world, with average wafer spot prices at c$0.27 per Watt with cells and modules also stable at c$0.49/W and $0.22/W respectively so far this year. We note that the barriers to entry in the solar wafer, cell and module manufacturing remain very low and that the stable pricing environment will likely incentivize new production capacity in the coming 12-18 months. Beyond the short term cyclical pricing recovery, we expect pricing pressure to prevail in this potentially high growth market.

Wind Power Generation and Installation: demand, supply, and pricing

New wind power annual installations in 2018 came in at c.58GW, slightly lower than the 2015 peak of 63GW, with around 90% of this coming from onshore. Annual installations are expected to increase to 72GW in 2019 with 5GW of this being in the offshore. To illustrate the importance of wind turbines in the EU, we expect the installed generation capacity of onshore and offshore wind power combined to overtake that of natural gas in 2019.

Increasing scale and larger turbine power capacities should allow the offshore sector to grow faster than onshore in the years ahead with new installations reaching around 12GW in 2025. The typical onshore turbine used by the wind industry in 2018 was rated at around 3MW but there were plans announced by GE earlier in 2019 for a 12MW offshore turbine with a rotor diameter of 107m. It is well known that wind speeds are higher at greater altitude and hence the desire of the offshore industry to build bigger turbines with larger blade sweep areas to capture the greater wind speeds. There are also plans from some companies to have 'airborne' wind turbines that could 'fly' at much greater altitudes and benefit from the wind power density which is many multiples greater at higher altitudes. There appears to be significant running room in the wind industry to make bigger turbines with greater efficiencies in the years ahead.

Like the solar market, China remains an essentially closed market to non-Chinese wind turbine manufacturers. China is also the largest source of wind power demand and annual level of installations have stabilised at around 20GW each year. India has an ambitious target of 60GW of wind installations by 2022, but there is a lack of clarity as to how this target would be reached. India has seen several auctions and record-low wind prices in recent months, which should be good for overall demand. With the global wind market stabilising, the global wind supply chain is in oversupply. Nevertheless, due to China being a relatively closed market, there is some hope that Chinese companies would not be eating into non-Chinese wind turbine manufacturers' market share.

Vestas (one of the largest wind equipment suppliers) provides quarterly figures for its average order intake price per MW and we use its pricing as a bellwether for broader industry pricing. We find that pricing has been in a gradual decline over time but that pricing remained flat over Q2 2019. Looking forward, Vestas' order intake indicates further pricing deflation ahead.

ALTERNATIVE ENERGY FUND

Other Sustainable Power Generation and Installation: demand, supply, and pricing

While wind and solar power generation represent some of the larger renewables power generation growth stories for the years ahead, it is important to remember that the installed base of other renewable energy sources is also an important component of the energy mix.

We noted a substantial report from the IEA in 2Q 2019 that reminded us of the importance of nuclear power in the carbon free energy mix. According to Dr Fatih Birol, the IEA's Executive Director "Without an important contribution from nuclear power, the global energy transition will be that much harder... alongside renewables, energy efficiency and other innovative technologies, nuclear can make a significant contribution to achieving sustainable energy goals and enhancing energy security." While nuclear power may well be more expensive than other sources, the IEA models the need for 678GW of nuclear power generation capacity in 2040 if global carbon targets are to be met. Assuming closure of some of the existing fleet and the addition of new planned capacity, the industry is still likely to be around 160GW short of the target (requiring around $800bn of capital investment using the capital cost of Hinkley Point C as a reference).

Hydrogen was also a focus for the IEA during the quarter, with a study extolling the energy storage potential capacity for hydrogen and the ability to tie in hydrogen plants with large scale carbon capture utilization and storage (CCUS) plants. Investment in the area is still below required levels according to the IEA and does not fully reflect the potential uses in transportation (fuel cell vehicles), blending in the natural gas grid or large-scale energy storage facilities. Sadly, in the quarter, there were a number of hydrogen storage facility industrial accidents with the most widely reported being an explosion at a fuel cell vehicle refueling station in the Oslo suburb of Baerum. Hydrogen still faces very substantial infrastructure issues and we find very few attractive equities that we can invest in to get exposure.

The growth in intermittent renewable generation, predominantly from solar and wind, results in increasing demand for various energy storage technologies. Lithium ion batteries are the most obvious candidate for energy storage but they are not suited to long term or seasonal energy storage. We noted a plan from Australia to solve its long-term storage requirements by developing a $3.5bn 'water battery'. The plan is to expand the existing Snowy Hydroelectric plant which uses well known pumped hydro technology and increase capacity by 2GW and quadruple the amount of pumped storage by 2025 with the addition of 27km of new tunnels. Pumped Hydro currently represents 95% of grid scale storage in the world and this expansion will make Snowy Hydro one of the largest pumped hydro plants in the world. It was a helpful reminder that we must rely on very basic technologies for the years ahead until battery chemistry or hydrogen technologies have properly evolved.

Electrification: lithium ion batteries and the electrification of transport

In our opinion, electrification is probably the biggest global energy transition theme for the next fifty to one hundred years. According to Shell during 2Q 2019, around 20% of current total global energy demand (400 Exajoules) is in the form of electricity. Shell also assumes (and we believe that they are conservative here) annual energy demand growth of 0.7%pa, leading to total energy demand of around 630 Exajoules by 2080. They calculate that electricity will represent around 370 Exajoules (just under 60% of total energy demand) at that time, implying an increase of around 2.6%pa for electricity demand growth over the next sixty years. We consider this to be a very significant and long-term energy transition trend and we actively position the Fund to benefit from these trends.

Personal transportation is in the process of being transformed by electrification. On our estimates, the total global EV passenger vehicle fleet reached 5.4mn vehicles at the end of 2018 with new sales in 2018 being about 2.2mn vehicles (or 2% of global passenger vehicle sales). We expect the uptake of new electric vehicles to continue with around 1:5 new passenger vehicles sales being electric in 2025 and around 1:2 being electric in 2030. On this basis, there will be around 300 electric vehicles on the world's roads by 2030 and this level of electric transportation will displace around 3 million barrels of day of world oil demand.

The growth rates announced for new Battery Electric Vehicles (BEVs) sales are eye-catchingly high, with sales now running at double the number of Plug-in Hybrid Electric vehicles (PHEVs). Car manufacturers introduced more fully electric models to market in 2018 than any year before and all the main vehicle manufacturers are now developing electric vehicle ranges to compliment or even replace their existing range of internal combustion engine vehicles. Alongside the plans from vehicle Original Equipment Manufacturer (OEM) for new EVs, we continue to see stricter targets from governments and cities for the phasing out of internal combustion engine vehicles:

•  2025 The European Union targets 20% of total sales to be EVs while Norway plans to ban the sales of all gasoline and diesel cars

ALTERNATIVE ENERGY FUND

•  2030 The Fossil Fuel Free Declaration covering 12 large global cities with a total population of 32 million people commits to no ICE vehicles on their streets by 2030

•  2040 France, Italy and the UK plan 100% zero emission vehicle sales

Against these attractive long-term growth trends, we saw various cross currents in the quarter regarding the expected adoption of electric vehicles. The reliance on subsidies to generate EV sales became apparent in recent months when China, Norway and Hong Kong reduced their new EV subsidies and, this quarter, it was the turn of the UK to see PHEV sales turn sharply negative month-on-month after subsidies were removed. These lower sales must also be considered in the context of a slowdown in overall global vehicle sales, noticeably in China. The Chinese slowdown is less concerning to us since many consumers are still likely to wait up to 8 years until the government awards them a license to buy a new electric vehicle; implying the slowdown is more likely driven by regulation than economics. Despite short term bumps, EV demand trends still appear to be robust and, at the end of the quarter, Tesla surprised the market with higher than expected new sales data for the quarter while BMW brought forward by two years (to 2023) its target date for rolling out 25 electrified vehicles. Interestingly, according to BMW's development director, Klaus Frölich, even with the new timeline and the assumption of 30% of all 2025 sales being electrified vehicles, 80% of BMW vehicles sold in that year would still retain an internal combustion engine.

A key factor in the improving economics of electric vehicles is the falling price of the lithium battery, which is down 85% over 2010-2018 according to Bloomberg New Energy Finance (BNEF) and likely to fall a further 15% in 2019 on our estimates. Prices are falling as a result of the significant economies of scale from mass battery manufacturing and, as these continue, the lithium battery price is likely to fall towards $100/kWh in the middle of the next decade, allowing BEVs to be price comparable with Internal Combustion Engine vehicles, without subsidies.

We calculate that roughly 50% of the cost of a typical lithium ion battery is due to the cost of the raw materials (anode, cathode, separator, electrolyte and wiring). Nickel, lithium and cobalt are critical here and we estimate that a typical NMC532 lithium ion battery would increase in cost by around 20% if the cost of these raw materials were to double. We monitor these raw materials markets closely and saw further price reductions in 2Q 2019 for all three (cobalt down 5% in the quarter and now down 50% year to date; lithium down 10% in the quarter and now down 20% year to date; nickel down 3% in the quarter but up 19% year to date). All three markets continue to rebalance somewhat after the euphoria of 2016-2018 around battery metal raw material demand.

Reliance on these commodities and the limited number of countries that produce them continues to be a key factor in defining the future of lithium ion battery chemistry. During the quarter, there was a collapse at the Glencore owned Komoto Copper Company cobalt mine (which was on track to produce at 11,000 tonnes or 8% of world supply of cobalt in 2019) in the Democratic Republic of Congo (which produces around 60% of the world's cobalt). This cost the lives of 41 people and continued to keep the future of cobalt supply a concern for most battery manufacturers and consumers. We expect further growth in low cobalt chemistries (for example NMC811) but note that these types of batteries are chemically more unstable and more likely to combust than their higher cobalt peers. The transition to reliable and cost-effective lithium ion batteries is still evolving.

Displacement: some improvements in efficiency of energy use but not substantial

While the rate of global energy efficiency gains slowed in 2018, the multiyear trend towards greater energy efficiency continues to march onwards. Efforts in building insulation, heating efficiency and LED lighting have brought a 25% reduction in the amount of energy consumed by buildings (per unit of floor area) and these gains are expected to persist through to 2030 under the IEA's SDS scenario (which is consistent with the Paris Agreement). However, we note that energy prices, per se, are not at the high levels which force significant changes of behavior and sustained energy efficiency improvement.

In its "Tracking Clean Energy Progress" report during 2Q 2019, the IEA refers to 11 critical energy technologies and sectors that correspond with the sectors that we include in our 'Displacement' categorization. Of these 11 sectors, the IEA considers only 3 to be "on track" in terms of achieving an energy industry that is consistent with the Paris Agreement. These three are Lighting, Data Centres/Networks and Energy Storage. Three sectors are "Not on track" according to the IEA and therefore require substantially greater investment or regulation to increase their dominance. These three sectors are heating, building envelopes and heat pumps.

•  In terms of 'building envelopes' we were surprised to see that around two-thirds of countries still lacked mandatory building energy codes in 2018, meaning more than 3 billion square metres of buildings were built last year without mandatory performance requirements. There is a clear need for mandatory building energy codes and the renovation of existing buildings to deliver at least a 30-50% energy intensity improvement. We have exposure to building energy efficiency in the Fund.

ALTERNATIVE ENERGY FUND

•  In terms of 'heating' and 'heat pumps', the IEA noted that the sales of heat pumps and renewable heating equipment has only grown by around 5% per year since 2010 and now represents around 10% of overall sales. To reach target, the share of heat pumps and renewable heating needs to reach 25% of new sales by 2030. We have exposure to heat pump manufacturing in the Fund.

Sustainability issues: carbon emissions

All the sectors and trends covered in the Guinness Atkinson Alternative Energy Fund will ultimately play a part in reducing the carbon intensity of the world energy mix. The journey is going to be a long one and it is likely that carbon emissions grow in 2019 and potential thereafter before they start to delivery any kind of long-term downward trend. A very interesting data point on this journey was announced this quarter, with the UK Government targeting net zero carbon emissions for the country as a whole by 2050. The target is clearly laudable, but we find that the 'devil is in the detail'. We reviewed the associated research paper, "Net Zero: The UK's contribution to stopping global warming" (by the Committee on Climate Change, May 2019) and found on page 106 that the forecast is based on a 'territorial' calculation. This is a standard approach used by countries to ensure no double counting of carbon emissions but it does under estimate the actual carbon associated with underlying consumption including carbon associated with imported products. We noted Defra's statistics from 2017 showing that the carbon emissions of the UK are in fact 69% higher on a full 'consumption' basis than they are on the 'territorial' basis used in the recent report. The full de-carbonization journey will not be complete for the UK by 2050, in our opinion.

5.  Summary

The Guinness Atkinson Alternative Energy Fund holds 30 equal weighted positions exposed to the sustainable energy themes described above. We expect that government and individual demand for sustainable energy will support a long-term growth outlook and that this, combined with a falling cost of new supply, will provide interesting equity investment opportunities. The ROCE of the Guinness Atkinson Alternative Energy Fund has improved from the 6-8% delivered in the 2009-2016 period to a level of around 10% in 2018. If these companies can sustain (and ultimately grow) their ROCE while benefitting from the many growth themes explained above, then we believe that the equity holders will be rewarded.

Will Riley	July 2019

Jonathan Waghorn	Ed Guinness

The Fund invests in foreign securities, which involve political, economic, currency risks, greater volatility, and differences in accounting methods. These risks are greater for emerging markets. The Fund invests in smaller and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility than investments in larger companies. Fund's focus on the energy sector to the exclusion of other sectors exposes the Fund to greater market risk and potential monetary losses than if the Fund's assets were diversified among various sectors.

The Wilderhill Clean Energy Index (Reflects no Deductions for Fees and Expenses) is a modified equal US dollar-weighted index of publicly traded companies whose businesses stand to benefit substantially from societal transition toward the use of cleaner energy and conservation. These indices are unmanaged, not available for investment and do not incur expenses. The MSCI World Index (Net Return) (Reflects no Deductions for Fees and Expenses) is a free floatadjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Net Return reflects deduction for withholding tax but reflects no deduction for fees and expenses. Net Return is net of local withholding taxes that any investor would pay. This index is unmanaged, not available for investment and does not incur expenses.

Effective May 1, 2019 the MSCI World Index became The Guinness Atkinson Alternative Energy Fund's primary benchmark and replaces the Wilderhill Clean Energy Index. The MSCI World Index is more representative of the Fund's investment strategies.

ALTERNATIVE ENERGY FUND

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

FUND HIGHLIGHTS at June 30, 2019
GUINNESS ATKINSON ALTERNATIVE ENERGY FUND

# of Holdings in Portfolio:	30
Portfolio Turnover:	42.8%
% of Stocks in Top 10:	37.8%
Fund Managers:
Edward Guinness
Jonathan Waghorn
Will Riley
Top 10 Holdings (% of net assets)
Daqo New Energy Corp.	4.4%	Nibe Industrier AB - B Shares	3.7%
Ormat Technologies Inc.	4.0%	Schneider Electric SE	3.7%
Iberdrola SA	3.8%	Acuity Brands Inc.	3.6%
Albioma SA	3.8%	Kingspan Group PLC	3.6%
First Solar Inc.	3.7%	Canadian Solar Inc.	3.5%
Industry Breakdown (% of net assets)
Electrification	37.1%	Renewal Equipment Manufacturing	20.8%
Renewable Energy Generation	27.5%	Energy Efficiency	13.9%

SCHEDULE OF INVESTMENTS
at June 30, 2019 (Unaudited)

GUINNESS ATKINSON ALTERNATIVE ENERGY FUND

Shares	COMMON STOCKS: 99.3%	Value
Electrification: 37.1%
3,100	APTIV PLC	$250,573
6,700	Gentherm Inc.*	280,261
5,480	Hella GmbH & Co. KGaA	271,045
6,860	Johnson Matthey PLC	290,343
870	LG Chem Ltd.	267,513
13,200	ON Semiconductor Corp.*	266,772
7,600	Quanta Services Inc.	290,244
1,490	Samsung SDI Co., Ltd.	304,779
3,610	Schneider Electric SE	327,485
5,900	Sensata Technologies Holding*	289,100
305,000	Tianneng Power International	246,188
558,000	Wasion Group Holdings Ltd.	204,532
		3,288,835
Energy Efficiency: 13.9%
2,300	Acuity Brands Inc.	317,193
18,300	Ameresco PLC*	269,559
5,840	Kingspan Group PLC	317,072
22,395	Nibe Industrier AB - B Shares	327,792
		1,231,616
Renewable Energy Generation: 27.5%
12,600	Albioma SA	334,181
408,000	China Longyuan Power Group Corp. - H Shares	261,977
973,000	China Suntien Green Energy Corp. Ltd. - H Shares	256,920
1,050,000	Huaneng Renewables Corp. Ltd. - H Shares	289,682
34,160	Iberdrola SA	340,446
5,559	Ormat Technologies Inc.	352,385
18,210	Siemens Gamesa Renewable Energy	302,944
28,900	TransAlta Renewables Inc.	305,651
		2,444,186
Renewal Equipment Manufacturing: 20.8%
14,200	Canadian Solar Inc.*	309,986
9,200	Daqo New Energy Corp.*	389,804
5,000	First Solar Inc.*	328,400
9,700	TPI Composites Inc.*	239,784
3,345	Vestas Wind Systems A/S	289,172
586,200	Xinyi Solar Holdings Ltd.	289,462
		1,846,608
	Total Common Stocks (cost $8,637,661)	8,811,245
	Total Investments in Securities (cost $8,637,661): 99.3%	8,811,245
	Other Assets less Liabilities: 0.7%	64,855
	Net Assets: 100.0%	$8,876,100

*  Non-income producing security.

PLC - Public Limited Company

The accompanying notes are an integral part of these financial statements.

GUINNESS ATKINSON ASIA FOCUS FUND Semi-Annual Report for the period ended June 30, 2019

1.  Performance

AVERAGE ANNUALIZED TOTAL RETURNS

	6 Months (Actual)	1 Year	3 Years	5 Years	10 Years
Fund	15.86%	-3.16%	12.26%	4.73%	5.20%
Benchmark Index:
MSCI AC Far East Free ex Japan Index (Net Return)	11.05%	-1.38%	11.65%	4.79%	8.03%

(All performance data given in USD terms)

For the Fund's current six-month expense ratio, please refer to the Financial Highlights section of this report.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gafunds.com, or calling (800) 915-6565.

The Fund rose 15.86% in the first six months of 2019 compared to the MSCI AC Far East ex Japan Index (Net Return), which rose 11.05%.

The Fund had a very strong first quarter but gave up some relative gain in May. The market environment changed sharply in May first, when US-China trade talks broke down and US tariffs on Chinese goods were raised and second, when Huawei Technologies was blacklisted by the US. Markets took fright and there was a marked move away from North Asia stocks and a sell down in technology. The Fund underperformed during the month as anything even remotely China-related felt the chill. Markets recovered in June and the Fund kept pace.

Alongside the ongoing trade dispute between China and the US, another has been brewing between Japan and Korea. A recent move by the Korean courts to pass a judgement relating to events in the Japanese colonial period, events which Japan deem settled by a treaty in 1965, has caused tensions to boil over. Japan has banned the export of three items essential to the manufacture of semiconductors which threatens Korea's technology sector. Since then matters have escalated further and Korea is in the unenviable position of being squeezed on two sides (maybe three if we count on-again/off-again tariff threats from the US). More positive macro news comes from South and South-east Asia where elections in India and Indonesia have delivered clear mandates and in Thailand where the political situation, if not perfectly desirable, has been at least stable.

We have achieved some good performance from diverse sources this quarter – Chinese education company New Oriental Education, China building materials business China Lesso, Thai electricity generating company EGCO, China health care business Sino Biopharmaceutical and Taiwan technology business Elite Material. Of our weaker performers, Baidu was a standout. Heavy spending on marketing in pursuit of revenue growth did not flow through to profit growth and results were disappointing. Other weak performers were defensive stocks like KT&G Corp in Korea and Public Bank in Malaysia. St Shine Optical, AAC Technologies and Geely Automobile were unchanged over the period, which also weighed on performance.

Leading sectors in the benchmark index during the period were Consumer Discretionary, Real estate, Technology and Financials while laggards were Health care, Energy, Materials, Utilities, Industrials, Communication services and Consumer Staples. Leading country performers, as measured by the MSCI Country indices, were Thailand, Hong Kong, Singapore and China. Laggards were Malaysia and South Korea. Taiwan, Indonesia and the Philippines moved in line.

2.  Portfolio Position

At the stock level, the portfolio is managed on an equally weighted basis. The largest sector exposures are to technology, financials, consumer discretionary and communication services. Relative to the benchmark the main overweight expsoures are to health care and technology; the main underweights are in financials and real estate. Geographically, the largest exposures are to China, Taiwan and Korea. Relative to the benchmark the main overweight exposures are to China, Australia, Taiwan and Thailand. The main underweight exposures are to Hong Kong, Korea and Indonesia.

ASIA FOCUS FUND

3.  Outlook

Opinion in the market is divided as to whether we are now at the end of the cycle or whether there is still further to go. The change in direction by the Federal Reserve appears to suggest that they are concerned and the recent moves by the European Central Bank have only added to that. Monetary easing is the order of the day with several Central banks in the emerging markets cutting interest rates to stay in front of the Federal Reserve.

Investment and consumer demand in Asia is weaker than it was but has certainly not collapsed. China has been reluctant to move aggressively to stimulate the domestic economy and the moves they have made show some signs of effectiveness. Their reluctance to move more aggressively reflects their ongoing wish to tackle debt, for which we think they should be applauded. The unrest in Hong Kong is a matter of concern. China has been careful not to be seen to crack down in Hong Kong but the recent siege of the China Liaison office marks a switch away from protests against the Hong Kong government and toward a more direct challenge to China.

Chinese leaders are about to head off for the summer retreat and significant policy moves are unlikely (but not impossible) until September. Renewed face to face trade talks with the US will happen before then but little concrete is expected given China's demands that the recent tariff increases, and the blacklisting of Huawei be lifted.

We continue to focus on those stocks that have good business franchises and are exposed to the long-term themes including demographic profile, growing disposable incomes and manufacturing specialisation along with the rapid take-up of new technologies that we think are the opportunities for investment in Asia.

Edmund Harriss

The Fund invests in foreign securities, which involves political, economic and currency risks, greater volatility, and differences in accounting methods. These risks are greater for emerging markets. The Asia Pacific stock markets in which the Fund invests may experience periods of volatility and instability. These fluctuations may cause a security to be worth less than it was at the time of purchase. Market risk applies to individual securities, a particular sector or the entire economy. Asia Pacific stocks may fall out of favor with investors, the value of Asia Pacific currencies may decline relative to the U.S. dollar and/or Asia Pacific stock markets may decline generally. Some domestic China "A" Shares are available through the Hong Kong Stock Connect or Shenzhen Stock Connect, which may be subject to risks of trading suspensions, quota limitations and additional risks that could affect liquidity and settlement, which differ from comparable risks associated with Chinese securities traded on other securities markets. The Fund invests in small-capitalization or mid-capitalization companies, which involves additional risks such as limited liquidity and greater volatility than investments in larger companies.

The MSCI AC (All Country) Far East ex Japan Index (Net Return) (Reflects no Deductions for Fees and Expenses) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the Far East, excluding Japan. As of December 2018, the MSCI AC Far East ex Japan Index (Net Return) (Reflects no Deductions for Fees and Expenses) consisted of the following 9 developed and emerging market country indices: China, Hong Kong, Indonesia, Korea, Malaysia, Philippines, Singapore, Taiwan, and Thailand.These indices are unmanaged, not available for investment and do not incur expenses. These indices are unmanaged, not available for investment and do not incur expenses.

Book Value Is the net asset value of a company, calculated by total assets minus intangible assets (patents, goodwill) and liabilities

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

FUND HIGHLIGHTS at June 30, 2019
GUINNESS ATKINSON ASIA FOCUS FUND

# of Holdings in Portfolio:	33
Portfolio Turnover:	7.9%
% of Stocks in Top 10:	33.1%
Fund Manager:
Edmund Harriss
Top 10 Holdings (% of net assets)
China Lesso Group Holdings Ltd.	3.5%	QUALCOMM Inc.	3.2%
Electricity Generating PCL /Foreign	3.5%	New Oriental Education & Technology Group Inc. - ADR	3.2%
Sino Biopharmaceutical Ltd.	3.5%	Anhui Conch Cement Co., Ltd. - H Shares	3.2%
Samsung Electronics Co., Ltd.	3.3%	China Construction Bank Corp. - H Shares	3.2%
Catcher Technology Co., Ltd.	3.3%	Sonic Healthcare Ltd.	3.2%
Industry Breakdown (% of net assets)
Commercial Banks	14.8%	Oil Company - Integrated	3.0%
Semiconductor Components - Integrated Circuits	9.1%	Entertainment Software	2.9%
Electronic Component Miscellaneous	5.8%	Investment Management/Advisor Sevices	2.9%
Building & Construction Products - Miscellaneous	3.5%	Internet Application Software	2.9%
Electric - Generation	3.5%	Auto/Truck Parts & Equipment	2.9%
Pharmaceuticals	3.5%	Photo Equipment & Supplies	2.9%
Electronic Components - Semiconductor	3.3%	Auto - Cars/Light Trucks	2.8%
Metal Processors & Fabricators	3.3%	E-Commerce/Services	2.8%
Schools	3.2%	Optical Supplies	2.8%
Building Products - Cement/Aggregates	3.2%	Web Portals	2.8%
MRI/Medical Diagnostic Imaging	3.1%	Tobacco	2.7%
Public Thoroughfares	3.1%	Travel Services	2.5%
Distribution/Wholesale	3.0%

SCHEDULE OF INVESTMENTS
at June 30, 2019 (Unaudited)

GUINNESS ATKINSON ASIA FOCUS FUND

Shares	COMMON STOCKS: 96.3%	Value
Australia: 5.7%
26,710	Corporate Travel Management Ltd.	$421,434
27,351	Sonic Healthcare Ltd.	519,427
		940,861
China: 41.7%
81,000	AAC Technologies Holdings Inc.	460,105
84,000	Anhui Conch Cement Co., Ltd. - H Shares	525,871
5,400	Autohome Inc.	462,348
3,900	Baidu Inc.*	457,704
610,000	China Construction Bank Corp. - H Shares	525,356
716,000	China Lesso Group Holdings Ltd.	576,315
96,000	China Merchants Bank Co., Ltd. - H Shares	479,132
640,200	China Minsheng Banking Corp. Ltd. - H Shares	443,250
275,000	Geely Automobile Holdings Ltd.	469,583
1,900	NetEase Inc. - ADR	485,963
5,500	New Oriental Education & Technology Group Inc. - ADR*	531,190
11,200	Noah Holdings Ltd.*	476,560
422,000	Shenzhen Expressway Co., Ltd. - H Shares	507,095
10,500	Tencent Holdings Ltd.	474,221
		6,874,693
Hong Kong: 6.5%
2,851,000	Li & Fung Ltd.	497,074
556,000	Sino Biopharmaceutical Ltd.	569,593
		1,066,667
Malaysia: 3.1%
93,100	Public Bank Bhd	517,902
Singapore: 2.9%
25,079	DBS Group Holdings Ltd.	481,121
South Korea: 8.9%
46,930	Hanon Systems	473,626
5,210	KT&G Corp.	443,259
13,550	Samsung Electronics Co., Ltd.	551,411
		1,468,296
Taiwan: 17.8%
75,000	Catcher Technology Co., Ltd.	538,428
163,000	Elite Material Co., Ltd.	493,714
3,800	Largan Precision Co., Ltd.	473,089
87,000	Novatek Microelectronics Corp.	485,566
2	Shin Zu Shing Co., Ltd.	8
26,000	St Shine Optical Co., Ltd.	462,271
62,000	Taiwan Semiconductor Manufacturing Co., Ltd.	474,965
		2,928,041

The accompanying notes are an integral part of these financial statements.

Shares	COMMON STOCKS: 96.3% (Continued)	Value
Thailand: 6.5%
54,000	Electricity Generating PCL/Foreign	$572,319
307,400	PTT PCL/Foreign	489,349
		1,061,668
United States: 3.2%
7,000	QUALCOMM Inc.	532,490
	Total Common Stocks (cost $11,840,646)	15,871,739
	Total Investments in Securities (cost $11,840,646): 96.3%	15,871,739
	Other Assets less Liabilities: 3.7%	612,554
	Net Assets: 100.0%	$16,484,293

*  Non-income producing security.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

GUINNESS ATKINSON ASIA PACIFIC DIVIDEND BUILDER FUND Semi-Annual Report for the period ended June 30, 2019

1.  Performance

ANNUALIZED TOTAL RETURNS

	6 Months (Actual)	1 Year	3 Years	5 Years	10 Years
Fund	13.02%	1.29%	9.64%	6.45%	8.71%
Benchmark Index:
MSCI AC Pacific ex Japan Index (Net Return)	12.69%	0.20%	11.43%	4.13%	8.14%

(All performance data given in USD terms)

For the Fund's current six-month expense ratio, please refer to the Financial Highlights section of this report.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gafunds.com, or calling (800) 915-6565.

The Fund rose 13.02% in the first six months of 2019, just ahead of the MSCI AC Pacific ex Japan Index (Net Return) which rose 12.69%.

Overall, market conditions in 2019 have been strong, following dramatic weakness in the last three months of 2018 which brought Asian valuations down to depressed levels. The decision in January not to extend trade tariffs on Chinese goods lifted market sentiment which for the portfolio was supported by good reported results.

The Fund outperformed the market in February, March and April. Coincident with the results season putting the Fund ahead of the index by the end of April. Over that period, consensus forecast earnings estimates for 2019 rose for the seventeen stocks out of a total portfolio of thirty-six. At the same time, we calculate that earnings estimates for the market, as measured by the MSCI AC Pacific ex Japan Index (Net Return) fell 8.7%.

The market environment changed sharply in May first, when US-China trade talks broke down and US tariffs on Chinese goods were raised and second, when Huawei Technologies was blacklisted by the US. Markets took fright and there was a marked move away from North Asia stocks and a sell down in technology. The Fund underperformed during the month as anything even remotely China-related felt the chill. Markets recovered in June and the meeting of the US and Chinese presidents at the G20 summit brought about a fragile truce which has propelled markets further as we moved into July. In these conditions, and as we approach the interim results reporting season the portfolio has been doing well.

Leading sectors in the benchmark index in the first half were Consumer Discretionary, Real Estate and Materials, while laggards were Communication Services, Utilities, Healthcare, Energy and Industrials. Financials and Information technology moved in line. Leading country performers, as measured by the MSCI Country indices, were Australia/New Zealand, Thailand and Hong Kong. Laggards were Malaysia, Korea, Indonesia and Taiwan. China, Singapore and the Philippines moved in line.

2.  Portfolio Changes

We made one change to the portfolio during the first half. The parent company of Delta Electronics (Thailand) made a tender offer for the shares it did not already own and we took up that offer. We replaced it with a position in China Medical Systems.

The company acts as a pharmaceutical distributor to doctors and hospitals for both branded and generic drugs. The regulatory structure in China is changing as the government, as with governments everywhere, seeks to reduce health care costs. The changes have introduced significant new competition where alternative offerings are available resulting in substantial price cuts in certain cases. China Medical Systems has seen a significant drop in its share price that we believe significantly exceeds its exposure to these changes. In addition, the company has tied up with companies in the US, UK, France, Switzerland and Israel to secure rights to sell formulations to treat strokes, brain cancer and respiratory distress. The recent 2018 results delivered the consistency we look for: gross profit, operating profit, net profit and dividend growth all moved in line and an unchanged dividend payout of 40% of earnings during this period.

ASIA PACIFIC DIVIDEND BUILDER FUND

3.  Portfolio Position

The Fund is overweight into consumer discretionary, health care and technology companies and is underweight energy, materials and utilities which, either for cyclical or regulatory reasons, are unable to sustain our minimum return on capital requirements. On a country basis, the Fund is most notably underweight in Australia, China and Korea and overweight in Singapore, Taiwan and Thailand. Our US position consists of Qualcomm (smartphone chips) and Aflac (health insurer). The split between emerging and developed markets remained very similar to that at the start of the period accounting for 63% and 36% respectively. In terms of market size, stocks below $1 billion market capitalisation account for 5% of the portfolio, $1 billion – $10 billion 53% and over $10 billion market capitalisation 41%.

4.  Outlook

Opinion in the market is divided as to whether we are now at the end of the cycle or whether there is still further to go. The change in direction by the Federal Reserve appears to suggest that they are concerned and the recent moves by the European Central Bank have only added to that. Monetary easing is the order of the day with several Central banks in the emerging markets cutting interest rates to stay in front of the Federal Reserve.

Investment and consumer demand in Asia is weaker than it was but has certainly not collapsed. China has been reluctant to move aggressively to stimulate the domestic economy and the moves they have made show some signs of effectiveness. Their reluctance to move more aggressively reflects their ongoing wish to tackle debt, for which we think they should be applauded. The unrest in Hong Kong is a matter of concern. China has been careful not to be seen to crack down in Hong Kong but the recent siege of the China Liaison office marks a switch away from protests against the Hong Kong government and toward a more direct challenge to China.

Chinese leaders are about to head off for the summer retreat and significant policy moves are unlikely (but not impossible) until September. Renewed face to face trade talks with the US will happen before then but little concrete is expected given China's demands that the recent tariff increases, and the blacklisting of Huawei be lifted.

We think that in this increasingly uncertain environment there are doubts as to whether growth can continue or if the value approach (based upon lower Price earnings multiples) is broken due to changing business models. In this context we believe an equity position in good businesses with sustained and the potential for growing dividend streams over the long term, whether in Asian, European or Global companies cannot be a bad thing.

Edmund Harriss

The Fund invests in foreign securities, which will involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for emerging markets. The Asia Pacific stock markets in which the Fund invests may experience periods of volatility and instability. These fluctuations may cause a security to be worth less than it was at the time of purchase. Market risk applies to individual securities, a particular sector or the entire economy. Asia Pacific stocks may fall out of favor with investors, the value of Asia Pacific currencies may decline relative to the U.S. dollar and/or Asia Pacific stock markets may decline generally. Some domestic China "A" Shares are available through the Hong Kong Stock Connect or Shenzhen Stock Connect, which may be subject to risks of trading suspensions, quota limitations and additional risks that could affect liquidity and settlement, which differ from comparable risks associated with Chinese securities traded on other securities markets. The Fund invests in small-capitalization or mid-capitalization companies, which involves additional risks such as limited liquidity and greater volatility than investments in larger companies.

The MSCI AC (All Country) Pacific ex Japan Index (Net Return) (Reflects no Deductions for Fees and Expenses) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed and emerging markets in the Pacific region, excluding Japan. As of December 2018, the MSCI AC Pacific Free ex Japan Index (Net Return) (Reflects no Deductions for Fees and Expenses) consisted of the following 11 developed and emerging market countries: Australia, China, Hong Kong, , Indonesia, Korea, Malaysia, New Zealand, , Philippines, Singapore, Taiwan, and Thailand. The index is unmanaged and not available for investment, and do not incur expenses.

ASIA PACIFIC DIVIDEND BUILDER FUND

Please refer to the Schedule of Investments for details on Fund holdings. Does Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and it is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

FUND HIGHLIGHTS at June 30, 2019
GUINNESS ATKINSON ASIA PACIFIC DIVIDEND BUILDER FUND

# of Holdings in Portfolio:	36
Portfolio Turnover:	8.3%
% of Stocks in Top 10:	29.9%
Fund Manager:
Edmund Harriss
Mark Hammonds
Top 10 Holdings (% of net assets)
Elite Material Co., Ltd.	3.1%	Sonic Healthcare Ltd.	3.0%
Li & Fung Ltd.	3.1%	Hon Hai Precision Industry Co., Ltd.	2.9%
PTT PCL/Foreign	3.1%	China Medical System Holdings - H Shares	2.9%
QUALCOMM Inc.	3.0%	Ascendas Real Estate Investment Trust - REIT	2.9%
Catcher Technology Co., Ltd.	3.0%	DBS Group Holdings Ltd.	2.9%
Industry Breakdown (% of net assets)
Commercial Banks	19.0%	Cellular Telecommunications	2.8%
Electronic Component - Miscellaneous	8.8%	Tobacco	2.8%
Semiconductor Components - Integrated Circuits	8.4%	Retail - Apparel/Shoe	2.7%
REITS - Shopping Centers	5.7%	Computers	2.7%
Distribution/Wholesale	3.1%	Retail - Jewelry	2.7%
Oil Company - Integrated	3.1%	Investment Management/Advisor Sevices	2.7%
Metal Processors & Fabricators	3.0%	Auto/Truck Parts & Equipment	2.7%
MRI/Medical Diagnostic Imaging	3.0%	Photo Equipment & Supplies	2.6%
Medical Products	2.9%	Optical Supplies	2.6%
REITS - Diversified	2.9%	Textile - Products	2.6%
Life/Health Insurance	2.9%	Retail - Consumer Electronics	2.4%
Diversified Financial Services	2.9%	Travel Services	2.4%
Shipbuilding	2.8%

SCHEDULE OF INVESTMENTS
at June 30, 2019 (Unaudited)

GUINNESS ATKINSON ASIA PACIFIC DIVIDEND BUILDER FUND

Shares	COMMON STOCKS: 100.2%	Value
Australia: 10.5%
7,280	Corporate Travel Management Ltd.	$114,865
5,946	Janus Henderson Group PLC	126,463
6,357	JB Hi-Fi Ltd.	115,170
7,498	Sonic Healthcare Ltd.	142,396
		498,894
China: 25.0%
23,000	AAC Technologies Holdings Inc.	130,647
148,000	China Construction Bank Corp. - H Shares	127,463
141,000	China Lilang Ltd.	129,740
151,000	China Medical System Holdings - H Shares	138,451
26,000	China Merchants Bank Co., Ltd. - H Shares	129,765
181,180	China Minsheng Banking Corp. Ltd. - H Shares	125,442
14,500	China Mobile Ltd.	131,823
184,000	Industrial & Commercial Bank of China Ltd. - H Shares	134,186
118,400	Yangzijiang Shipbuilding Holdings Ltd.	134,074
		1,181,591
Hong Kong: 13.7%
30,500	BOC Hong Kong Holdings Ltd.	119,952
843,000	Li & Fung Ltd.	146,978
11,000	Link REIT/The	135,247
41,000	Luk Fook Holdings International Ltd.	128,715
152,000	Pacific Textiles Holdings Ltd.	120,242
		651,134
Malaysia: 2.7%
23,200	Public Bank Bhd	129,058
Singapore: 8.6%
60,000	Ascendas Real Estate Investment Trust - REIT	138,302
68,400	CapitaLand Mall Trust - REIT	132,972
7,164	DBS Group Holdings Ltd.	137,436
		408,710
South Korea: 5.4%
12,440	Hanon Systems	125,547
1,540	KT&G Corp.	131,021
		256,568

The accompanying notes are an integral part of these financial statements.

Shares	COMMON STOCKS: 100.2% (Continued)	Value
Taiwan: 22.5%
18,000	Asustek Computer Inc.	$129,339
20,000	Catcher Technology Co., Ltd.	143,581
49,000	Elite Material Co., Ltd.	148,417
55,517	Hon Hai Precision Industry Co., Ltd.	138,497
1,000	Largan Precision Co., Ltd.	124,497
24,000	Novatek Microelectronics Corp.	133,949
7,000	St Shine Optical Co., Ltd.	124,458
16,000	Taiwan Semiconductor Manufacturing Co., Ltd.	122,571
		1,065,309
Thailand: 5.9%
91,300	PTT PCL/Foreign	145,340
44,600	Tisco Financial Group PCL/Foreign	136,010
		281,350
United States: 5.9%
2,500	Aflac Inc.	137,025
1,900	QUALCOMM Inc.	144,533
		281,558
	Total Common Stocks (cost $4,664,694)	4,754,172
	Total Investments in Securities (cost $4,664,694): 100.2%	4,754,172
	Liabilities in Excess of Other Assets: (0.2%)	(8,574)
	Net Assets: 100.0%	$4,745,598

PLC - Public Limited Company

REIT - Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

GUINNESS ATKINSON CHINA & HONG KONG FUND Semi-Annual Report for the period ended June 30, 2019

1.  Performance

AVERAGE ANNUALIZED TOTAL RETURNS

	6 Months (Actual)	1 Year	3 Years	5 Years	10 Years
Fund	14.48%	-5.93%	13.60%	5.29%	5.94%
Benchmark Index:
Hang Seng Composite Index	12.42%	-0.80%	13.81%	6.95%	7.19%

For the Fund's current six-month expense ratio, please refer to the Financial Highlights section of this report.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gafunds.com, or calling (800) 915-6565.

At the end of the first half of the year the Fund rose 14.48% compared to the Hang Seng Composite Index which rose 12.42%.

Overall market conditions in 2019 have been strong, following dramatic weakness in the last three months of 2018 which brought Chinese valuations down to depressed levels. The decision in January not to extend trade tariffs on Chinese goods lifted market sentiment which for the portfolio was supported by good reported results. The market environment changed sharply in May first, when US-China trade talks broke down and US tariffs on Chinese goods were raised and second, when Huawei Technologies was blacklisted by the US. Markets took fright and there was a marked move away from North Asia stocks and a sell down in technology. Markets recovered in June and the meeting of the US and Chinese presidents at the G20 summit brought about a fragile truce which has propelled markets further as we moved into July.

The strongest stocks were New Oriental Education (total return of +76.21%), China Lesso (+66.91%) and Sino Biopharmaceutical (+56.14%). New Oriental Education operates tuition centres across China and has benefited from strong earnings growth. China Lesso is a manufacturer of pipes used in construction. At the beginning of the year the stock was trading at multiples close to two standard deviations below its historic average, and over the course of this year we have seen a multiple rerating. Sino Biopharmaceutical was also trading at very low valuations at the beginning of the year, and has seen a multiple rerating as it has received approvals for new treatments.

The weakest stocks were Baidu (-26.00%), Tongda Group (-21.92%) and Pacific Textiles (-10.97%). Baidu has been spending a lot on content and traffic acquisition costs to build scale for iQiyi (the Chinese Netflix) and its newer apps, such as Baijiahao (a newsfeed app). This was fine in the past as the core business of advertising was highly cash generative, supporting these growing businesses. However during the first quarter the ad business unexpectedly slowed down. Management believe advertising inventory in the market increased towards the end of the first quarter, lowering prices e.g. Tencent's Wechat Moments and Mini Programs have been adding performance-based advertising inventory. Management also believe some peers are bidding on negative margins and so Baidu is taking a cautious view, arguing the advertising market will be more challenging in 2019 and revenue could fall in the second quarter. Tongda's traditional business is metal casings for smartphones in the low-to-mid section of the market. Customers here are moving away from metal and towards cheaper plastic casings which look like glass ('glasstic'). At the moment the margins on the glasstic casings are much lower than on metal casings, so profits fell in 2018, though management believe margins are expected to recover as production ramps up. We are willing to give the business time to recover as Samsung is a new client and should drive volume growth. We will be watching margins carefully during the next trading update. Pacific Textiles reported an improvement in results but is finding it hard to grow the business. Negotiation over land for new facilities is taking longer than expected and it may take a few years for expansion to occur.

2.  Activity

No switches were made during the period.

CHINA & HONG KONG FUND

3.  Outlook

Opinion in the market is divided as to whether we are now at the end of the cycle or whether there is still further to go. The change in direction by the Federal Reserve appears to suggest that they are concerned and the recent moves by the European Central Bank have only added to that. Monetary easing is the order of the day with several Central banks in emerging markets cutting interest rates to stay in front of the Federal Reserve.

Investment and consumer demand in China is weaker than it was but has certainly not collapsed. China has been reluctant to move aggressively to stimulate the domestic economy and the moves they have made show some signs of effectiveness. Their reluctance to move more aggressively reflects their ongoing wish to tackle debt, for which we think they should be applauded. The unrest in Hong Kong is a matter of concern. China has been careful not to be seen to crack down in Hong Kong but the recent siege of the China Liaison office in marks a switch away from protests against the Hong Kong government and toward a more direct challenge to China.

Chinese leaders are about to head off for the summer retreat and significant policy moves are unlikely (but not impossible) until September. Renewed face to face trade talks with the US will happen before then but little concrete is expected given China's demands that the recent tariff increases, and the blacklisting of Huawei be lifted.

We think that in this increasingly uncertain environment there are doubts as to whether growth can continue or if the value approach (based upon lower price earnings multiples) is broken due to changing business models. In this context we believe that there remain plenty of uncertainties out there and that our focus on higher quality companies, evidenced by their ability to sustain profitability over time, is fully justified.

Edmund Harriss

The Fund invests in foreign securities, which involve political, economic and currency risks, greater volatility, and differences in accounting methods. These risks are greater for emerging markets. The China and/or Hong Kong stock markets in which the Fund invests may experience periods of volatility and instability. These fluctuations may cause a security to be worth less than it was at the time of purchase. Market risk applies to individual securities, a particular sector or the entire economy. China and/or Hong Kong stocks may fall out of favor with investors, the value of Chinese currencies may decline relative to the U.S. dollar and/or China or Hong Kong stock markets may decline generally. The Fund invests in invest in small-capitalization or mid-capitalization, which involve additional risks such as limited liquidity and greater volatility than investments in larger companies.

The Hang Seng Composite Index is a market capitalization weighted index that covers about 95% of the total market capitalization of companies listed on the main board of the Hong Kong Stock Exchange. This index is unmanaged, not available for investment and does not incur expenses.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and it is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

FUND HIGHLIGHTS at June 30, 2019
GUINNESS ATKINSON CHINA & HONG KONG FUND

# of Holdings in Portfolio:	32
Portfolio Turnover:	9.9%
% of Stocks in Top 10:	35.4%
Fund Manager:
Edmund Harriss
Top 10 Holdings (% of net assets)
Hollysys Automation Technologies Ltd.	4.2%	New Oriental Education & Technology Group Inc. - ADR	3.4%
Anhui Conch Cement Co., Ltd. - H Shares	3.8%	QUALCOMM Inc.	3.4%
China Lesso Group Holdings Ltd.	3.7%	Ping An Insurance Group Company of China Ltd. - H Shares	3.4%
Yangzijiang Shipbuilding Holdings Ltd.	3.6%	Sino Biopharmaceutical Ltd.	3.3%
China Medical System Holdings	3.4%	China Merchants Bank Co., Ltd. - H Shares	3.2%
Industry Breakdown (% of net assets)
Commercial Banks	14.6%	Appliances	3.1%
Building Products	7.5%	Real Estate Operations/Development	3.1%
Pharmaceuticals	6.7%	Auto/Truck Parts & Equipment	3.0%
Electronic Component - Miscellaneous	5.3%	Internet Content - Entertainment	3.0%
Industrial Automation	4.1%	E-Commerce/Services	2.9%
Shipbuilding	3.6%	Web Portals	2.9%
Schools	3.4%	Textile - Products	2.8%
Semiconductor Components - Integrated Circuits	3.4%	Auto - Cars/Light Trucks	2.8%
Insurance	3.4%	Casino Hotels	2.8%
Internet Application Software	3.2%	Investment Management/Advisor Sevices	2.7%
Oil Company - Exploration & Production	3.2%	Retail - Apparel/Shoe	2.6%
Telecommunication Equipment	3.2%	Food - Confectionery	2.6%
Public Thoroughfares	3.2%

SCHEDULE OF INVESTMENTS
at June 30, 2019 (Unaudited)

GUINNESS ATKINSON CHINA & HONG KONG FUND

Shares	COMMON STOCKS: 99.1%	Value
Appliances: 3.1%
694,000	Haier Electronics Group Co., Ltd.	$1,928,064
Auto/Cars — Light Trucks: 2.8%
1,022,000	Geely Automobile Holdings Ltd.	1,745,142
Auto/Truck Parts & Equipment: 3.0%
1,101,480	Weichai Power Co., Ltd. - H Shares	1,865,169
Building Products: 7.5%
384,000	Anhui Conch Cement Co., Ltd. - H Shares	2,403,980
2,841,000	China Lesso Group Holdings Ltd.	2,286,746
		4,690,726
Casino Hotels: 2.8%
257,000	Galaxy Entertainment Group Ltd.	1,732,869
Commercial Banks: 14.6%
455,000	BOC Hong Kong Holdings Ltd.	1,789,444
2,114,670	China Construction Bank Corp. - H Shares	1,821,237
405,000	China Merchants Bank Co., Ltd. - H Shares	2,021,340
2,516,200	China Minsheng Banking Corp. Ltd.	1,742,121
2,442,330	Industrial & Commercial Bank of China Ltd. - H Shares	1,781,117
		9,155,259
E-Commerce/Services: 2.9%
21,300	Autohome Inc.	1,823,706
Electronic Component — Miscellaneous: 5.3%
305,500	AAC Technologies Holdings Inc.	1,735,335
20,790,000	Tongda Group Holdings Ltd.	1,604,007
		3,339,342
Food-Confectionery: 2.6%
2,432,500	Dali Foods Group Co., Ltd.	1,622,134
Industrial Automation: 4.1%
137,200	Hollysys Automation Technologies Ltd.	2,606,800
Insurance: 3.4%
175,500	Ping An Insurance Group Company of China Ltd. - H Shares	2,109,994
Internet Application Software: 3.2%
44,600	Tencent Holdings Ltd.	2,014,311
Internet Content — Entertainment: 3.0%
7,275	NetEase Inc. - ADR	1,860,727
Investment Management/Advisor Services: 2.7%
39,900	Noah Holdings Ltd.*	1,697,745

The accompanying notes are an integral part of these financial statements.

Shares	COMMON STOCKS: 99.1% (Continued)	Value
Oil Company — Exploration & Production: 3.2%
1,171,000	CNOOC Ltd.	$1,994,836
Pharmaceuticals: 6.7%
2,356,000	China Medical System Holdings	2,160,208
2,011,000	Sino Biopharmaceutical Ltd.	2,060,165
		4,220,373
Public Thoroughfares: 3.2%
1,650,000	Shenzhen Expressway Co., Ltd. - H Shares	1,982,717
Real Estate Operations/Development: 3.1%
522,000	China Overseas Land & Investments Ltd.	1,925,196
Retail — Apparel/Shoe: 2.6%
1,790,000	China Lilang Ltd.	1,647,056
Schools: 3.4%
22,100	New Oriental Education & Technology Group Inc. - ADR*	2,134,418
Semiconductor Component — Integrated Circut: 3.4%
28,000	QUALCOMM Inc.	2,129,960
Shipbuilding: 3.6%
2,000,700	Yangzijiang Shipbuilding Holdings Ltd.	2,265,552
Telecommunication Equipment: 3.2%
222,400	VTech Holdings Ltd.	1,993,162
Textile-Products: 2.8%
2,253,000	Pacific Textiles Holdings Ltd.	1,782,271
Web Portals: 2.9%
15,300	Baidu Inc.*	1,795,608
	Total Common Stocks (cost $49,031,972)	62,063,137
	Total Investments in Securities (cost $49,031,972): 99.1%	62,063,137
	Other Assets less Liabilities: 0.9%	573,578
	Net Assets: 100.0%	$62,636,715

*  Non-income producing security.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

GUINNESS ATKINSON DIVIDEND BUILDER FUND Semi-Annual Report for the period ended June 30, 2019

1.  Performance

AVERAGE ANNUAL TOTAL RETURNS

	6 Months (Actual)	1 Year	3 Years	5 Years	Since Inception (March 30, 2012)
Fund	14.99%	10.50%	10.89%	6.03%	9.80%
MSCI World Index (Net Return)	16.98%	6.35%	11.79%	6.61%	9.44%

For the Fund's current six-month expense ratio, please refer to the Financial Highlights section of this report.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gafunds.com, or calling (800) 915-6565.

Total returns for certain periods reflect expense limitations in effect and, in the absence of these imitations, total returns would have been lower.

The Guinness Atkinson Dividend Builder Fund in the first six months of 2019 produced a total return of 15.0% (in USD). This compares to the return of the MSCI World Index (Net Return) of +17.0% (in USD). The Fund therefore underperformed by 2.0%.

Underperformance in the first half of the year can largely be attributed to the Fund's defensive qualities facing a market which has seen a particularly strong rally. This comes after easing of both the Fed's interest rate rhetoric and the US-China trade tensions.

The US economic expansion and recovery from the Great Recession officially made history on 1st July as the first half of 2019 closed: the 10-year, 121-month expansion that started in June 2009 is now the longest ever. The previous record was set during the 120-month expansion from March 1991 to March 2001 and ended with the infamous dotcom bubble burst. While the current expansion is a record breaker in terms of longevity, it has been one of the slowest in terms of growth magnitude. US GDP has grown 25% cumulatively since the start of the expansion, which is lower than others on record.

As all eyes are on just how long the current expansion can keep going, there have recently been mixed signals from the US market about the likelihood of a recession on the horizon. On one hand, the S&P 500 Index has soared to new highs. On the other, trade tensions sparked a panic in the bond market, triggering a yield-curve inversion – seen as a sign that a recession may be pending. Though these tensions somewhat eased at the end of June with President Trump indefinitely suspending Mexican tariffs and engaging in further talks with Chinese President, Xi Jinping, no long-term solutions have yet been established and hence the 'trade war' cloud continues to overhang.

Nonetheless, all regions posted positive gains over the first half of the year with the US and Europe ex UK leading, as investors were cheered by the dovish rhetoric from both the Federal Reserve and European Central Bank. Fed chair Jerome Powell's most recent comment that "an ounce of prevention is worth a pound of cure", led to the market forecasting 0.5% worth of rate cuts by the end of 2019. This was followed by the European Central Bank (ECB) chair, Mario Draghi, stating monetary policy would be loosened unless the economy improves, suggesting that interest rates could well fall into negative territory.

Low interest rates (vs history) for the past decade have resulted in a sustained outperformance of cyclical sectors and growth stocks, and the last two quarters were no different.

DIVIDEND BUILDER FUND

Although the Fund is broadly positioned to outperform when markets are weaker (i.e. also when we tend to see a value bias and the outperformance of defensive sectors), our stringent focus on investing in high quality businesses – ones that have persistently high returns on capital throughout all periods in a business cycle – has led to us keeping up with strong markets and outperforming in moments of weaker markets.

Year-to-date, the IT sector has been the best performing. Despite coming under pressure amid concerns of valuations and regulation, the sector has continued to outperform, and been led by large-cap US tech giants. One of these is Microsoft, who became the largest publicly traded company in the world by market capitalisation, and the third company to achieve a US$1tn valuation, alongside Apple and Amazon. The jump in Microsoft's share price followed better-than-expected sales and earnings in the first three months of this year as businesses continued to sign up to its expanding cloud services suite.

Year to date, the Fund avoided significant exposure to the poorer performing sectors: we hold no positions within the Real Estate and Utilities sectors, with only one stock in the Energy sector. Nonetheless, our overweighting to Consumer Staples and Healthcare proved to be a drag on performance. Healthcare was a poor performer as it faces headwinds from ongoing concerns over changes to drug pricing legislation. As drug pricing comes under increased scrutiny in the US and is given increased attention ahead of the 2020 Presidential Election, we decided to lower the Fund's exposure in the sector.

DIVIDEND BUILDER FUND

2.  Activity

In the first half of the year we made one change to the companies held in the portfolio. We sold our position in Merck and bought a new position in BlackRock. This reduced our Healthcare exposure and increased our Financials exposure.

Merck, the global healthcare company saw poor performance starting 2019, and this comes after a very strong 2018, which saw Merck's lung cancer drug, Keytruda, win a string of clinical trials, placing it in the top spot for treating lung cancer. Our decision to take profits and sell our holding comes after considering Merck's peak valuation and weakening balance sheet profile. At sale, on a price-to-earnings basis, the stock traded at 1.5 standard deviations above its 10-year average and the company has also been accumulating higher levels of debt. Total debt to equity stood at 93% and cashflow returns on invested capital dipped below 10%, thus removing Merck from our quality-driven investment universe.

As part of our one-in-one-out process, we bought a position in BlackRock. The world's largest asset manager operates globally and has $6.5 trillion in assets under management. The company stands out in its respective industry due to its strong brand loyalty and focus on institutional investors. The firm's moat, due to its breadth as the largest manager globally by Assets Under Management (AUM), proprietary Aladdin software, and dominating iShares ETF division, is very strong.

Global wealth growth, along with ever rising interest in ETFs, act as the backbone for BlackRock's success. Through its iShares offering, BlackRock is the ultimate ETF leader with assets totalling nearly $1T in AUM. BlackRock's push to diversify its revenue sources is also a positive and lowers stock price's beta to the wider market. Asset managers have performed poorly in recent times due to fee pressures, strains on profit margins, and looming worries about the late-cycle stage of the economy. This has meant they have collectively sold off; we believe this has meant BlackRock has become cheaper than its true valuation and so provides us an attractive entry point into a stock with a historical stream of dividends and good potential for growth. The company has also boosted its dividend, with year-on-year growth (2018 vs 2017) greater than 20%.

3.  Outlook

The four key tenets to our approach are: quality, value, dividend, and conviction. We follow these metrics at the portfolio level to make sure we are providing what we say we will. Based on the standardized deviation measures, holistically, the high-conviction Fund has companies which are on average better quality at better value verses the index.

We are pleased to report that the portfolio has continued to deliver on all four of these measures relative to the benchmark MSCI World Index (Net Return). The Fund at the end of the quarter was trading on 15.5x 2019 expected price to earnings; a discount of 5% to the broad market. Additionally, on a free cashflow basis, the Fund trades at a 15% discount to the market.

With more sensitive markets and many uncertainties, any risks should be considered in the context that global equities now trade below their 10-year average price-to-earnings multiple, and our Fund is at a discount to the market. Our perpetual approach of focusing on the quality of the underlying companies we own should stand us in good stead in our search for rising income streams and long-term capital growth.

We thank you for your continued support.

Ian Mortimer	Matthew Page	July 2019

The Fund invests in foreign securities, which involve political, economic and currency risks, greater volatility, and differences in accounting methods. These risks are greater for emerging markets. The Fund invests in small- or mid-cap companies, which involve additional risks such as limited liquidity and greater volatility than larger companies. When inflation rate is greater than expected, that markets may respond differently to changes in the inflation rate than the Advisor expects, or inflation may manifests in such a way that the Fund is unable to provide reasonable protection against inflation.

The MSCI World Index (Net Return) (Reflects no Deduction for Fees and Expenses) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. This index is unmanaged and is not available for investment, and does not incur expenses.

DIVIDEND BUILDER FUND

PER or P/E – Price to Earnings ratio is calculated by dividing current price of the stock by the company's trailing months' earnings per share.

Earnings growth is not a measure of the Fund's future performance.

Dividend yield is calculated by annualizing the last quarterly dividend paid and dividing it by the current share price.

Diversification does not assure a profit nor protect against loss in a declining market.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

FUND HIGHLIGHTS at June 30, 2019
GUINNESS ATKINSON DIVIDEND BUILDER FUND

# of Holdings in Portfolio:	35
Portfolio Turnover:	6.9%
% of Stocks in Top 10:	28.9%
Fund Managers:
Dr. Ian Mortimer
Matthew Page
Top 10 Holdings (% of net assets)
Broadcom Inc.	3.0%	Arthur J Gallagher & Co.	2.9%
WPP PLC	2.9%	Eaton Corp. PLC	2.9%
Schneider Electric SE	2.9%	Novo Nordisk A/S	2.9%
BAE Systems PLC	2.9%	United Technologies Corp.	2.8%
Hengan International Group Co.	2.9%	Aflac Inc.	2.8%
Industry Breakdown (% of net assets)
Pharmaceuticals	11.1%	Life/Health Insurance	2.8%
Tobacco	8.3%	Investment Management/Advisor Service	2.8%
Diversified Manufacturing Operations	5.7%	Retail - Apparel/Shoe	2.8%
Food - Miscellaneous/Diversified	5.6%	MRI/Medical Diagnostic Imaging	2.8%
Cosmetics & Toiletries	5.6%	Semiconductor Components - Integrated Circuits	2.8%
Finance - Other Services	5.6%	Cellular Telecommunications	2.8%
Electronic Components - Semiconductor	3.0%	Oil Company - Integrated	2.8%
Advertising Agencies	2.9%	Apparel Manufacturers	2.8%
Power Conversion/Supply Equipment	2.9%	Soap & Cleaning Preparation	2.8%
Aerospace/Defense	2.9%	Applications Software	2.8%
Feminine Health Care Products	2.9%	Human Resources	2.8%
Insurance Brokers	2.9%	Networking Products	2.7%
Aerospace/Defense Equipment	2.8%	Data Processing/Management	2.7%

SCHEDULE OF INVESTMENTS
at June 30, 2019 (Unaudited)

GUINNESS ATKINSON DIVIDEND BUILDER FUND

Shares	COMMON STOCKS: 98.4%	Value
Australia: 2.8%
16,945	Sonic Healthcare Ltd.	$321,805
China: 5.7%
47,000	ANTA Sports Products Ltd.	323,469
44,500	Hengan International Group Co.	327,623
		651,092
Denmark: 2.9%
6,409	Novo Nordisk A/S	326,970
France: 5.7%
3,800	Danone SA	321,897
3,640	Schneider Electric SE	330,207
		652,104
Germany: 2.8%
2,250	Deutsche Boerse AG	318,043
Japan: 2.7%
13,900	Japan Tobacco Inc.	306,760
Netherlands: 5.6%
5,760	Randstad Holding NV	315,994
9,844	Royal Dutch Shell PLC - Class A	320,834
		636,828
South Africa: 2.8%
37,740	Vodacom Group Ltd.	321,101
Switzerland: 5.6%
3,120	Nestle SA	322,953
1,147	Roche Holding AG	322,956
		645,909
Taiwan: 2.8%
42,000	Taiwan Semiconductor Manufacturing Co., Ltd.	321,750
United Kingdom: 17.0%
52,423	BAE Systems PLC	329,948
9,199	British American Tobacco PLC	321,624
13,709	Imperial Tobacco Group PLC	321,791
4,034	Reckitt Benckiser Group PLC	318,327
5,170	Unilever PLC	321,257
26,450	WPP PLC	333,110
		1,946,057

The accompanying notes are an integral part of these financial statements.

Shares	COMMON STOCKS: 98.4% (Continued)	Value
United States: 42.0%
4,128	AbbVie Inc.	$300,188
5,909	Aflac Inc.	323,872
3,740	Arthur J Gallagher & Co.	327,587
690	BlackRock Inc.	323,817
1,180	Broadcom Inc.	339,675
5,690	Cisco Systems Inc.	311,414
1,640	CME Group Inc.	318,340
3,930	Eaton Corp. PLC	327,290
2,130	Illinois Tool Works Inc.	321,225
2,276	Johnson & Johnson	317,001
2,360	Microsoft Corp.	316,146
3,740	Paychex Inc.	307,765
2,900	Procter & Gamble Co/The	317,985
2,504	United Technologies Corp.	326,021
3,660	VF Corp.	319,701
		4,798,027
	Total Common Stocks (cost $9,555,840)	11,246,446
	Total Investments in Securities (cost $9,555,840): 98.4%	11,246,446
	Other Assets less Liabilities: 1.6%	187,368
	Net Assets: 100.0%	$11,433,814

PLC - Public Limited Company

The accompanying notes are an integral part of these financial statements.

GUINNESS ATKINSON GLOBAL ENERGY FUND Semi-Annual Report for the period ended June 30, 2019

1.  Performance

AVERAGE ANNUAL TOTAL RETURNS

	6 Months (Actual)	1 Year	3 Years	5 Years	10 Years
Fund	12.41%	-18.09%	-0.13%	-10.98%	-0.90%
Benchmark Index:
MSCI World Energy Index (Net Return)	12.66%	-11.07%	2.72%	-5.48%	3.23%

For the Fund's current six-month expense ratio, please refer to the Financial Highlights section of this report.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gafunds.com, or calling (800) 915-6565.

The Global Energy Fund in the first six months of 2019 produced a total return of 12.41%. This compares to the price return of the MSCI World Energy Index (Net Return) of 12.66%.

2.  Activity

In February, the all share acquisition of Newfield Exploration by EnCana Corporation was completed. EnCana is a Canadian listed exploration and production company with onshore assets across North America, including the Permian Basin and the Eagle Ford. The deal, which was announced in early November 2018 (at a time of sharply falling oil prices and depressed North American Exploration & Production equity valuations) adds further diversification to EnCana's onshore operations and provides more options for flexibility in capital allocation. Newfield Exploration's onshore assets were dominated by its 400,000 net acres in the SCOOP/STACK play (South Central Oklahoma Oil Province / Sooner Trend Anadarko Basin Canadian and Kingfisher Counties) in the Anadarko Basin but also included stakes in the Bakken and the Uinta Basins.

In April, we sold our position in QEP Resources. QEP was subject to an acquisition bid in January by an activist investor, Elliot Advisors. Given that little clarity emerged on the acquisition process after the bid, but that QEP was trading close enough to the proposed takeover price, we took the opportunity to sell our holding.

In April, we also purchased a research position in Diversified Gas & Oil (DGOC). DGOC is a UK listed stock that specialises in mature conventional gas production in the Marcellus and Utica fields in the US. The company completed a transformational deal in 2018, buying $575m of producing gas assets from EQT Corporation, and has raised money in 2019 for further acquisitions. Whilst we are cautious about US gas macro generally, we are attracted by DGOC's impressive returns on capital at low gas prices, and dividend yield of over 7%.

3.  Portfolio Position

The Brent spot oil price, a key driver of earnings and sentiment in the sector, rose from around $53/bl to $64/bl, whilst longer dated oil prices were essentially flat, with the Brent five year forward oil price opening and closing the period at $60/bl.

At the heart of the oil market has been Organization of the Petroleum Exporting Countries (OPEC)'s continued efforts to control inventories and achieve 'reasonable' average oil prices. OPEC started the year trying to resurrect the spot price after very sharp falls in the final weeks of 2018. OPEC, alongside Russia, had increased production in the second half of 2018, amid fears that Iran's oil exports would fall to nothing and leave an overly tight market. In the event, the US government issued Iranian import waivers to various Asian countries, creating a short-term bubble of oversupply. OPEC started 2019, then, with a 0.8m b/day reduction in production quotas, supported by 0.4m b/day cuts from various non-OPEC participants, including Russia. OPEC's compliance with the quota cuts has been strong, and supply has been further impacted so far, this year by particularly weak Venezuelan output (down 0.4m b/day thanks to underinvestment and US sanctions) and Iranian output (down 0.6m b/day due to a removal of remaining import waivers in May).

Against the backdrop of lower OPEC oil supply, we saw slower oil demand growth in 1H 2019, likely averaging less than 1m b/day when compared to 1H 2018. Non-OPEC supply slowed a little – the US shale oil now growing at an annualized rate of around 1.3m b/day

GLOBAL ENERGY FUND

versus 1.7m b/day in 2018 – and the combined picture was sufficient to lift oil spot prices, but still with enough longer-term oil supply visible to keep a lid on longer dated prices.

Natural gas markets around the world were oversupplied. In the US, the price fell over the first half of the year from $2.94/mcf to $2.31/mcf. The growth in onshore supply, including a continued surge of associated gas growth (a by-product of shale oil), outstripped growth in demand from new LNG export terminals. Asian markets saw China stockpiling gas in Q4 2018 to avoid any repeat of the winter shortages that occurred earlier in the year, but the Asian and European winters turned out to mild, creating a glut. Japanese LNG prices fell from $9.2/mcf to $5.5/mcf, whilst, European prices (using UK National Balancing Point as a proxy) fell from $8/mcf to $3/mcf.

Within the portfolio, the strongest performers were generally oil focused producers with exposure to US shale, which enjoyed the rise in WTI prices. Amongst this group, we saw particularly good returns from two names, Anadarko (+62%) and QEP (+41% to the point of selling), which were subject to acquisition. Anadarko agreed an offer from Occidental, whilst QEP received a bid from an activist shareholder, Elliot advisers.

A standout name in emerging markets was Gazprom (+63%). In May, Gazprom announced changes to its senior management team, and a larger increase in dividend than the market was anticipating, both events being well received.

Large integrated oil and gas companies (Chevron +17%; Shell +14%; BP +14%) demonstrated the fruits of their focus on capital discipline, with impressively high cashflows, whilst away from the upstream, the widening of the Brent-WTI spread during much of the first half of the year was a benefit for US refiners (Valero +17%).

The weaker performers in the portfolio were generally to be found in the onshore energy service and natural gas sectors. Halliburton (-13%) suffered from its exposure to US onshore operations, where fears of a continued surplus of service capacity produced share price weakness. In the natural gas sector, Unit (-37%) suffered from very weak US gas pricing and poor utilization of its rig fleet, whilst Equinor (-4%) was impacted by the decline in European gas prices.

The sector and geographic weightings of the portfolio at June 30, 2019 and December 31, 2018 were as follows:

Sector Breakdown (%)
	June 30, 2019	Dec. 31, 2018
Integrated Oil & Gas	47.5	45.4
Oil & Gas Exploration & Production	34.6	35.8
Oil & Gas Drilling	1.0	1.5
Oil & Gas Equipment & Services	8.4	8.3
Coal & Consumable Fuels	0.0	0.0
Oil & Gas Refining & Marketing	4.0	3.9
Oil & Gas Storage & Transportation	3.8	3.7
Solar	1.4	0.6
Cash	-0.7	0.8
Total	100	100

GLOBAL ENERGY FUND

Geographic Breakdown (%)
	June 30, 2019	Dec. 31, 2018
US	42.7	47.6
Canada	15.2	11.1
UK	10.1	9.5
Latin America, Hong Kong & Russia	13.2	11.6
Europe	19.5	19.4
Cash	-0.7	0.8
Total	100	100

4.  Market Background & Outlook

As we look ahead into the second half of 2019, we expect OPEC to remain disciplined in its pursuit of normalised oil inventories, and will seek to manage the Brent oil price at around $60/bl. OPEC are striving to find a 'happy medium' for the oil market where their own economics are better satisfied, the world economy is kept stable and US oil production grows in a controlled manner.

On the supply side, the US onshore shale system will grow strongly again this year, up by just over 1m b/day if Brent averages $60/bl. E&Ps will continue to react to oil prices (despite higher levels of capital discipline) and growth will be higher if prices are higher. Permian pipeline constraints are being solved and oil service activity is likely to pick up as the year progresses. Non-OPEC (ex US onshore) supply will hold up in 2019, but declines from mature basins (e.g. Brazil) will to an extent offset the new projects coming through.

Global oil demand will depend on the path of GDP growth over the next few months, and in particular the impact of Trump's programme of protectionism. Demand growth for 2019 is currently expected at around 1.1m b/day if the International Monetary Fund's (IMF) GDP global forecast of 3.3% holds up. The non-OECD (Organisation for Economic Co-operation and Development) member countries seem likely to deliver most of the growth in 2019, with China and India leading the way. We expect electric vehicles to account for around 3% of global auto sales, but they pose a negligible threat to oil demand growth.

Putting all this together, OECD oil inventories at the end of 2019 are likely to be similar to end-2018 but the path will be bumpy. Looking further ahead, the challenge for OPEC+ is further non-OPEC supply growth in 2020 (potentially around 2m b/day) versus demand growth of 1-1.4m b/day. OPEC have indicated that they are willing to "ride out" the increase in supply coming from other parts of the world, particularly the US, but it will put strain on OPEC+'s cohesion.

Meanwhile, global gas demand is growing handsomely again in 2019, led by Asian GDP growth and a shift in the region from coal to gas consumption by power utilities. Weaker gas prices in Europe and Asia should therefore normalize.

Despite the volatility of crude oil prices, we continue to see improving signs from the companies in the Guinness Energy portfolio (which we consider to be a proxy for the energy equity sector in general).

Updating our company models to incorporate oil and gas prices seen so far, this year, plus reported results and any changes in company outlooks, we make the following observations for the underlying profitability and valuation of the Guinness Global Energy portfolio:

•  Our preferred method for monitoring longer term profitability, return on capital employed (ROCE), continues to recover from a low of 2% in 2016 to an estimated 7% in 2019 (based on an average Brent oil price of $60/bl). The long run average for our portfolio is around 11% and we see good reason to believe that profitability will return to around the long run average level, just as it did after 1998 when oil prices last hit a cyclical low. It takes time for ROCE to improve (depreciation per barrel is a slow-moving metric) but we have increasing confidence that this transition is in progress.

•  The more 'immediate' metric of free cashflow return (FCF return) continues to stage a very strong recovery and our estimates for 2019 have continued to increase. We forecast our portfolio to generate a FCF return in 2019 of 6.3% at $60/bl Brent, comfortably above the long-term average and much higher than the 3.8% achieved in 2017 at $55/bl Brent.

The stock market has historically valued energy companies based on their sustainable levels of profitability (generally a combination of both ROCE and FCF Return). Current valuation implies that the ROCE of our companies will fall substantially

GLOBAL ENERGY FUND

from here. If ROCE were stay at current levels of 7% and the market were to pay for it sustainably, it would imply an increase in the equity valuation of around 35%.

In summary, the market still remains sceptical of the self-help improvements that the energy sector is delivering. We note that the strategy of the super-majors (excluding ExxonMobil) and the large integrateds is biased towards improving free cash flow generation and capital discipline while a number of exploration & production companies are now starting to do the same (and being rewarded by the stock market for doing so). Overcoming this free cash flow scepticism will take more time.

We are often asked what 'oil price is implied in the portfolio' as a barometer of the expectation priced into the equities. We calculate this metric regularly using our valuation sensitivity module that values all our companies assuming a $40, $50, $60 and $70 per barrel long term oil price. At the moment, we estimate that the valuation our portfolio of energy equities reflects a long-term Brent oil price of just over $50/bl. If the market were to price in a long-term Brent oil price of $60/bl, it would imply 30-35% upside while there would be 60-65% upside at a long term oil price of $70/bl Brent.

Will Riley	July 9, 2019

Jonathan Waghorn	Tim Guinness

The Fund invests in foreign securities, which involve political, economic, currency risks, greater volatility, and differences in accounting methods. These risks are greater for emerging markets. The Fund invests in smaller and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility than investments in larger companies. The Fund's focus on the energy sector to the exclusion of other sectors exposes the Fund to greater market risk and potential monetary losses than if the Fund's assets were diversified among various sectors.

The MSCI World Energy Index (Net Return) (Reflects no Deduction for Fees and Expenses) is an unmanaged index composed of more than 1,400 stocks listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East. This index is unmanaged and is not available for investment, and do not incur expenses.

Free cash flow is the amount of cash left over after the company has paid all its expenses and what was spent for reinvesting into the company (capital expenditures).

MCF is an abbreviation denoting a thousand cubic feet of natural gas.

Price to Book Ratio (P/B Ratio) a ratio used to compare a stock's market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter's book value per share.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

FUND HIGHLIGHTS at June 30, 2019
GUINNESS ATKINSON GLOBAL ENERGY FUND

# of Holdings in Portfolio:	36
Portfolio Turnover:	3.5%
% of Stocks in Top 10:	40.1%
Fund Managers:
Jonathan Waghorn
Timothy Guinness
Will Riley
Top 10 Holdings (% of net assets)
Chevron Corp.	4.3%	ENI SpA	4.0%
Royal Dutch Shell PLC - Class A	4.1%	OMV AG	3.9%
Valero Energy, Corp.	4.1%	Anadarko Petroleum Corp.	3.9%
BP PLC	4.0%	Imperial Oil Ltd.	3.9%
TOTAL SA	4.0%	Enbridge Inc.	3.9%
Industry Breakdown (% of net assets)
Oil Company - Integrated	42.5%	Energy - Alternate Sources	1.4%
Oil Company - Exploration & Production	37.3%	Financials - Investment Companies	0.7%
Oil & Gas - Field Services	8.3%	Oil & Gas - Drilling	0.5%
Oil Refining & Marketing	4.0%	Machinery - General Industries	0.2%
Oil & Gas - Pipelines and Transportation	3.8%

SCHEDULE OF INVESTMENTS
at June 30, 2019 (Unaudited)

GUINNESS ATKINSON GLOBAL ENERGY FUND

Shares	COMMON STOCKS: 98.7%	Value
Energy — Alternate Sources: 1.4%
25,300	SunPower Corp.*	$270,457
Financials — Investment Companies: 0.7%
10,000,000	Reabold Resources PLC*†	139,694
Machinery — General Industries: 0.2%
182,956	Shandong Molong Petroleum Machinery Co., Ltd. - H Shares*	30,466
Oil & Gas — Drilling: 0.5%
4,183,812	Cluff Natural Resources PLC*†	89,633
Oil & Gas — Exploration & Production: 37.3%
10,750	Anadarko Petroleum Corp.	758,520
22,409	Apache Corp.	649,189
27,600	Canadian Natural Resources Ltd.	744,192
434,000	CNOOC Ltd.	739,333
11,100	ConocoPhillips	677,100
22,300	Devon Energy Corp.	635,996
55,000	Diversified Gas & Oil PLC	77,835
100,960	Encana Corp.	517,925
698,157	EnQuest PLC*	175,754
238,274	JKX Oil & Gas PLC*†	116,775
29,170	Noble Energy Inc.	653,408
41,000	Oasis Petroleum Inc.*	232,880
11,400	Occidental Petroleum Corp.	573,192
249,550	SOCO International PLC	221,623
128,580	Tullow Oil PlC	343,405
20,797	Unit Corp.*	184,885
		7,302,012
Oil & Gas — Field Services: 8.3%
23,800	Halliburton Co.	541,212
45,980	Helix Energy Solutions Group, Inc.*	396,807
17,200	Schlumberger Ltd.	683,528
		1,621,547

The accompanying notes are an integral part of these financial statements.

Shares	COMMON STOCKS: 98.7% (Continued)	Value
Oil & Gas — Integrated: 42.5%
112,490	BP PLC	$784,936
6,700	Chevron Corp.	833,748
46,860	ENI SpA	780,070
35,220	Equinor ASA	694,391
99,990	Gazprom OAO - ADR	733,144
27,301	Imperial Oil Ltd.	755,935
15,558	OMV AG	759,323
1,193,000	PetroChina Co., Ltd. - H Shares	657,534
24,650	Royal Dutch Shell PLC - Class A	803,388
23,676	Suncor Energy, Inc.	738,547
13,940	Total SA	780,958
		8,321,974
Oil & Gas — Pipelines and Transportation: 3.8%
20,900	Enbridge Inc.	754,072
Oil Refining & Marketing: 4.0%
9,269	Valero Energy, Corp.	793,519
	Total Common Stocks (cost $23,475,182)	19,323,374
	Total Investments in Securities (cost $23,475,182): 98.7%	19,323,374
	Other Assets less Liabilities: 1.3%	260,691
	Net Assets: 100.0%	$19,584,065

*  Non-income producing security.

ADR - American Depository Receipt

PLC - Public Limited Company

†  The Advisor has determined these securities to be Illiquid. As of June 30, 2019, the total market value of these illiquid securities represent 1.8% of net assets.

The accompanying notes are an integral part of these financial statements.

GUINNESS ATKINSON GLOBAL INNOVATORS FUND Semi-Annual Report for the period ended June 30, 2019

1.  Performance

AVERAGE ANNUAL TOTAL RETURNS

	6 Months (Actual)	1 Year	3 Years	5 Years	10 Years
Fund
Investor Class	21.21%	0.60%	15.08%	8.03%	14.49%
Institutional Class*	21.40%	0.86%	15.36%	8.22%	14.59%
Benchmark Indices:
MSCI World Index (Net Return)	16.98%	6.35%	11.79%	6.61%	10.72%
NASDAQ Composite Index	21.33%	7.80%	19.60%	13.98%	17.19%

* Institutional Class shares commenced on December 31, 2015. The performance figures for the Institutional Class shares include the performance of Investor Class shares for the period prior to the inception date of the Institutional Class shares.

For the Fund's current six-month expense ratios, please refer to the Financial Highlights section of this report.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gafunds.com, or calling (800) 915-6565.

Over the first half of 2019, the Guinness Atkinson Global Innovators Fund produced a total return of 21.2% (in USD) vs the MSCI World Index (Net Return) net total return of 17.0% (in USD). The Fund therefore outperformed the benchmark by 4.2%.

The year began with a sharp reversal in the tone of the US Fed as Jerome Powell, the Fed Chairman, signalled that slowing growth on a macro level was enough to raise the possibility of no further interest rate hikes this year. US-China trade talks continued to deliver mixed messages during January, however, China did pledge to buy significant volumes of agricultural, manufacturing and other US products to begin rebalancing the trade deficit. China was subsequently one of the best performing regions with New Oriental Education, the private tutoring service in China, up 40.6% in USD over the month – the Fund currently holds an overweight exposure to China.

Into February and enough progress had been made in trade talks between the US and China to warrant President Trump postponing hikes in tariffs previously set to be introduced on March 1st. Additionally, minutes released from the US Federal Open Market Committee (FOMC) meeting continued to point to a more patient approach on interest rate hikes resulting in the US as the largest regional contributor to Fund performance.

Equity markets continued their ascent into March albeit returning more modest gains. Economic data released from Europe continued to be in decline with manufacturing data hardest hit. The European Central Bank (ECB) held rates as expected in their meeting during the month, however, they also expressed their intention to further postpone any future interest hikes. In China, officials reduced their GDP forecast from a hard 6.6% to a range of 6.5%-6.6% and export data continued to decline. However, the Chinese Purchasing Managers Index (PMI) did rebound back above 50 providing some relief.

Over Q1, the Fund produced a total return of 17.9% (in USD), with the MSCI World Index (Net Return) producing a net total return of 12.5% (in USD), hence outperforming by 5.3%.

With equity markets producing strong returns in the first quarter of the year, the trend continued into April, with America and Europe leading the group. US data shook off fears of a slowing economy with GDP growth registering 3.2%, unemployment remaining steady at 3.8% and real wage growth at 3.3%. China's manufacturing PMI came in at 50.2 and GDP data for Q1 indicated the economy grew 6.4% – slightly above the forecasted 6.3.

Into May, and with President Trump growing increasingly frustrated with the lack of progression on key trade issues, the US increased tariffs on a further $200bn of Chinese imports from 10% to 25%. In addition, the US also put Chinese smartphone and telecoms business Huawei, on a blacklist preventing US companies from selling to the company without a license. Investors turned their attention to more defensive sectors over the month with IT, the Fund's largest sector weighting, the biggest underperformer.

GLOBAL INNOVATORS FUND

This was the largest drag on the portfolio during May, with our semiconductor exposure, in particular, selling off on a combination of US-China trade tariffs and the Huawei blacklisting.

Into June and trade disputes continued to make headlines. All eyes were on the meeting between Trump and Xi at the G20 summit. The resulting agreement to hold off on further tariffs and the potential for US companies to continue trading from Huawei whilst talks continued, was taken positively by markets. This led to a reversal in the underperformance in semiconductor companies seen in May, with IT providing the largest proportion of positive performance from an asset allocation point of view on a sector level. Elsewhere, Trump continued his attack on the US Fed after not cutting interest rates, claiming the Fed chairman, Jay Powell, was doing a 'bad job'. However, the tone set by the Fed continued to sway towards possible cuts by year end with Mr. Powell indicating risks to global growth had increased in recent weeks. The market implied forecast for US interest rates by the end of year now price in a 100% probability of rate cuts. The increasingly dovish tone set by the US Fed enabled US equities to extend their rally with the S&P 500 reaching record highs.

Over Q2, the Fund produced a total return of 2.9% (in USD), with the MSCI World Index (Net Return) producing a net total return of 4.0% (in USD), hence underperforming by 1.2%.

2.  Activity

We made no changes during the Q1 of the year. However, we made two changes during Q2, selling our positions in AAC Technologies and Baidu, whilst initiating new positions in Amazon and Adobe.

AAC Technologies, the manufacturer of miniaturized components for smartphones including acoustics, haptics and antenna, has faced increasing pressures from the slowing global demand for smartphones and increasing competition. We bought AAC Technologies in 2016 based on its market leading position in smartphone components and the ever-increasing need for quality components in more premium smartphones. AAC technologies constantly produced 30% operating margins which reflected this leadership (well above competitors) however, as they have diversified into new areas, such as haptics, and have faced new competition in their specialist area of acoustics, AAC's operating margins and returns on capital have come under increasing pressure. As a consequence, with AAC losing some of its competitive edge, whilst also facing slowing global demand, we felt the company could struggle to grow in the future and lower returns would justify a lower multiple and, as such, it no longer met our criteria for the portfolio.

Baidu, the operator of China's largest search engine and various other leading products and services, has faced the increasing propensity for users to enter their queries into alternative platforms such as the super-app, WeChat, owned by Tencent. Although Baidu has been experiencing the secular tailwind in the movement to online advertising, the increasing competition and rising costs to acquire traffic in search (which makes up the majority of its revenue) has had a detrimental effect on Baidu's margins, with operating margins falling from ~50% in 2012 to ~18% in 2018. Subsequently, we felt although Baidu has leading positions in entertainment streaming, autonomous vehicles and other innovative areas, the increasing competition within Baidu's main segment, Search, had reduced our conviction in Baidu's ability to stem further margin erosion, whilst continuing to reinvest to drive growth going forward.

Amazon is the operator of the e-commerce platform in addition to leading positions in cloud computing, digital streaming and artificial intelligence. Amazon is known for its industry disruption and, although trades on higher multiples than industry peers, Amazon's ability to increase their profitability over the recent years as it scales up operations in segments including Amazon Web Services (AWS), their cloud computing platform, has enabled Amazon to expand their margins and grow cash flows, whilst continuing to reinvest in new disruptive technologies such as drone delivery.

Adobe, the undisputed leader in creative and document software including Photoshop and Acrobat Reader, which has been making headway into the marketing and analytics, has benefited from the transition to cloud-based products and increasing mix of non-professional subscribers. The shift to higher margin, higher recurring revenue from cloud-based software has resulted in year-on-year increases in operating margins and returns-on-capital. Trading on ~30x 2020 earnings, whilst exhibiting ~32% operating margins and forecasting year-on-year earnings growth of 20%, we see Adobe as a highly reputable business with strong long-term growth potential whilst not trading at a substantial premium.

3.  Outlook

The Fund now trades at an 18% premium to the broad market on a PE ratio basis (Fund 19.3x 2019 expected earnings vs MSCI World Index (Net Return) 16.3x), but remains in-line on a Free Cash Flow (FCF) yield basis, whilst currently forecasting 13%

GLOBAL INNOVATORS FUND

Earnings per share (EPS) growth vs MSCI World 10%. We therefore believe the portfolio offers good value relative to the market today given the exposure to higher quality (median Cash Flow return on Investment (CFROI) 2019 16% vs 8%), innovative companies who are exposed to higher growth areas (3-year trailing sales growth 14% vs 8%).

Ian Mortimer	Matthew Page	July 2019

The Fund invests in foreign securities, which involve political, economic and currency risks, greater volatility, and differences in accounting methods. These risks are greater for emerging markets. The Fund invests in smaller and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility than investments in larger companies. The Fund's focus on the technology, internet and communications sectors are extremely competitive and subject to rapid rates of change.

The approach of the Fund is not to provide access to the most innovative companies in the world but rather to look at companies using the 'prism' of innovation to highlight those we think might be winners in the future – and then only buy them if they are offering reasonable value compared to those future expectations. We are firm believers that innovative companies may outperform in the future and that a value discipline to stock selection has the potential to add to that performance.

The MSCI World Index (Net Return) (Reflects no Deduction for Fees and Expenses) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The NASDAQ Composite Index is a market capitalization-weighted index that is designed to represent the performance of the National Market System, which includes over 5,000 stocks traded only over-the-counter and not on an exchange. These indices are unmanaged and are not available for investment, and do not incur expenses.

PER or P/E – Price to Earnings ratio is calculated by dividing current price of the stock by the company's trailing months' earnings per share.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

A cash flow return on investment (CFROI) is a valuation metric that acts as a proxy for a company's economic return. This return is compared to the cost of capital, or discount rate, to determine value-added potential.

Earnings growth is not representative of the Fund's future performance.

Free cash flow is the amount of cash left over after the company has paid all its expenses and what was spent for reinvesting into the company (capital expenditures).

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

FUND HIGHLIGHTS at June 30, 2019
GUINNESS ATKINSON GLOBAL INNOVATORS FUND

# of Holdings in Portfolio:	30
Portfolio Turnover:	9.6%
% of Stocks in Top 10:	35.4%
Fund Managers:
Dr. Ian Mortimer
Matthew Page
Top 10 Holdings (% of net assets)
Applied Materials Inc.	3.8%	Eaton Corp. PLC	3.5%
Infineon Technologies AG	3.7%	New Oriental Education & Technology Group Inc. - ADR	3.4%
ANTA Sports Products Ltd.	3.6%	Lam Research Corp.	3.4%
KLA-Tencor Corp.	3.6%	Schneider Electric SE	3.4%
NVIDIA Corp.	3.6%	FANUC Corp.	3.4%
Industry Breakdown (% of net assets)
Semiconductor	10.8%	Machinery - Electric Utility	3.2%
Electronic Components - Semiconductor	10.6%	Machinery	3.2%
Diversified Manufacturing Operations	10.1%	Internet Content	3.2%
Enterprise Software/Services	6.7%	Computers	3.2%
Retail - Apparel/Shoe	3.6%	Applications Software	3.2%
Schools	3.5%	Web Portals	3.2%
Power Conversion/Supply Equipment	3.4%	Cable/Satellite TV	3.2%
Industrial Automation/Robot	3.4%	Internet Application Software	3.1%
Athletic Footwear	3.4%	Commercial Services	3.1%
Networking Products	3.4%	Rubber - Tires	3.0%
Finance - Other Services	3.3%	Metal Processors & Fabricators	2.8%
E-Commerce	3.3%

SCHEDULE OF INVESTMENTS
at June 30, 2019 (Unaudited)

GUINNESS ATKINSON GLOBAL INNOVATORS FUND

Shares	COMMON STOCKS: 99.9%	Value
Application Software: 3.2%
48,770	Check Point Software Technologies Ltd.*	$5,638,300
Athletic Footwear: 3.4%
71,173	NIKE Inc.	5,974,973
Cable/Satellite TV: 3.2%
132,370	Comcast Corp. - Class A	5,596,604
Commercial Services: 3.1%
48,427	PayPal Holdings, Inc.*	5,542,954
Computers: 3.2%
90,180	Cognizant Technology Solutions Corp. - A Shares	5,716,510
Diversified Manufacturing Operations: 10.1%
41,849	Danaher Corp.	5,981,059
74,950	Eaton Corp. PLC	6,241,836
48,360	Siemens AG	5,755,089
		17,977,984
E-Commerce: 3.3%
3,070	Amazon.com Inc.*	5,813,444
Electronic Components — Semiconductor: 10.6%
368,100	Infineon Technologies AG	6,496,188
38,509	NVIDIA Corp.	6,324,333
5,844	Samsung Electronics Co., Ltd. - GDR	5,942,492
		18,763,013
Enterprise Software/Services: 6.7%
20,160	Adobe Inc.*	5,940,144
43,439	SAP SE	5,967,927
		11,908,071
Finance — Other Services: 3.3%
68,773	Intercontinental Exchange, Inc.	5,910,352
Industrial Automation/Robot: 3.4%
32,300	FANUC Corp.	5,992,454
Internet Application Software: 3.1%
123,600	Tencent Holdings Ltd.	5,582,260
Internet Content: 3.2%
29,690	Facebook Inc.*	5,730,170
Machinery — Electric Utility: 3.2%
282,800	ABB Ltd.	5,683,014

The accompanying notes are an integral part of these financial statements.

Shares	COMMON STOCKS: 99.9% (Continued)	Value
Machinery: 3.2%
15,650	Roper Industries, Inc.	$5,731,969
Metal Processors & Fabricators: 2.8%
684,000	Catcher Technology Co., Ltd.	4,910,461
Networking Products: 3.4%
109,117	Cisco Systems Inc.	5,971,973
Power Conversion/Supply Equipment: 3.4%
66,600	Schneider Electric SE	6,041,690
Retail — Apparel: 3.6%
938,000	ANTA Sports Products Ltd.	6,455,615
Rubber-Tires: 3.0%
36,615	Continental AG	5,340,800
Schools: 3.5%
63,390	New Oriental Education & Technology Group Inc. - ADR*	6,122,206
Semiconductor: 10.8%
148,650	Applied Materials Inc.	6,675,872
54,250	KLA-Tencor Corp.	6,412,350
32,200	Lam Research Corp.	6,048,448
		19,136,670
Web Portals: 3.2%
5,170	Alphabet Inc. - A Shares*	5,598,076
	Total Common Stocks (cost $129,047,954)	177,139,563
	Total Investments in Securities (cost $129,047,954): 99.9%	177,139,563
	Other Assets less Liabilities: 0.1%	158,661
	Net Assets: 100.0%	$177,298,224

*  Non-income producing security.

ADR - American Depository Receipt

GDR - Global Depository Receipt

PLC - Public Limited Company

The accompanying notes are an integral part of these financial statements.

GUINNESS ATKINSON RENMINBI YUAN & BOND FUND Semi-Annual Report for the period ended June 30, 2019

1.  Performance

AVERAGE ANNUALIZED TOTAL RETURN

	6 Months (Actual)	1 Year	3 Years	5 Years	Since Inception (06/30/11)
Fund	3.47%	2.14%	2.05%	0.61%	1.39%
Comparisons:
iBoxx Hang Seng Markit Offshore RMB Overall Index	3.28%	2.04%	3.41%	2.21%	2.64%
RMB Cash Offshore (CNH)*	0.04%	-3.38%	-0.96%	-2.01%	-0.75%
RMB Cash Onshore (CNY)*	0.71%	-3.58%	-1.07%	-2.01%	-0.75%

* Net change in exchange rate versus U.S. dollar.

For the Fund's current six-month expense ratios, please refer to the Financial Highlights section of this report.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gafunds.com, or calling (800) 915-6565.

In the first six months of 2018 the Fund rose 3.47% compared to the iBoxx Hang Seng Markit Offshore RMB Overall Index which rose 3.28%. The Offshore Renminbi was almost unchanged against the dollar, rising 0.04%.

The market capitalization of the offshore RMB bond market stood at $54 billion at the end of the quarter with banks and financial issuers accounting for 55% of the bonds outstanding and the government accounting for a further 34%. The average maturity of the market remains short with duration standing at 1.82 years.

New issuance has picked up in recent quarters back to 2016 levels, but new activity is still below 2014 and 2015 levels. Offshore sovereign bonds yield between 2.62% and 3.82% between 1 year and 30 years representing a steepening since the last quarter end. The yield gap between onshore and offshore curves has narrowed further and have all but converged. Offshore 5-year government bonds trade 0.2% inside the onshore equivalent and 0.3% above the equivalent onshore 10-year bond.

The yuan weakened by 3% following President Trump's reignition of the trade standoff in May before recovering some of the lost ground in June. Market forces rather than manipulation appear to have been the drivers. The daily reference rate for the exchange rate is calculated by reference to the prior closing rate, the trade weighted basket and a more mysterious counter-cyclical adjustment. This last can be interpolated by the difference between the model based on the first two criteria and the outcome. As China's domestic economy has slowed, exacerbated by the trade dispute, the Yuan would have been expected to weaken in the short term. The currency has also exhibited a tendency to weaken as the capital account opens. If China has been 'manipulating' its currency it has been with a view to support rather than weaken.

A notable addition to the offshore market has been the presence of the China's central bank (PBoC) which has been a regular issuer of bills of 3-and 12-month maturity. The purpose of these has been to give the central bank greater ability to manage offshore liquidity and thus the offshore exchange rate which has recently begun to influence the onshore exchange rate. The smaller liquidity pool in the offshore market may result in magnified moves in either direction. As we have just noted, interventions in this form have tended to support rather than to weaken the exchange rate.

2.  Portfolio Position

Non-Chinese bonds make up 55% of the portfolio and are issued by substantial entries such as supranational corporations, like the International Finance Corporation and the Asian Development Bank, by banks including Commonwealth Bank of Australia and foreign corporations such as Daimler. Chinese corporate issuers make up the remaining 45% of which 27% is in real estate and the balance in technology and finance. The valuation of the portfolio as measured by the yield to maturity was 3.80% and the duration of the portfolio was 1.43 years As of June 30, 2019, the Subsidized 30-day SEC Yield was 3.13% and the Unsubsidized 30-day SEC Yield was -2.87%.

RENMINBI YUAN & BOND FUND

3.  Outlook and Strategy

The outlook for the Chinese yuan (CYN) in the short term has been made a great deal more uncertain following the recent move below CNY7:US$1 (7 CYN to $1 US) in August. This is a line that the central bank has defended for years, although this has clearly become a burden. The decision to allow the currency to move above 7 caused barely a ripple in China, and this was a key consideration. There is no sign of increased capital outflow pressure; the Central Bank has reassured foreign and domestic firms that it is not their intention to allow it to continue falling; there has been increased flexibility introduced into foreign exchange policy that has helped move them further toward a market-based exchange rate.

There is still a belief, in spite of the move below 7, that China will likely not use the currency as part of a trade dispute. But the message here of course is, they might. The US has given assurance that it is not its intention to intervene in the offshore renminbi (CNH) market, but of course they might. The direction this dispute is taking is troubling in the short term but over the longer term the picture looks rather different, we think. China at least has the ability to stitch together a coherent monetary, fiscal, industrial and foreign policy to help address the challenges created. In spite of the legacy debt issues, they also have financial firepower in the form of a central bank with a reasonably clean balance sheet. They also do not have to concern themselves with a fickle electorate. While this does not amount to a 'slam-dunk' for China it does signify a willingness and ability to dig in.

Edmund Harriss

The Fund invests in foreign securities, which involve political, economic and currency risks, greater volatility, and differences in accounting methods. These risks are greater for emerging markets. The Fund is non-diversified, meaning that its assets may be concentrated in fewer individual holdings than diversified funds. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. The Fund invests in small-capitalization or mid-capitalization companies, which involve additional risks such as limited liquidity and greater volatility than investments in larger companies. Investments in debt securities typically decrease in value when interest rates rise, which can be greater for longer-term debt securities. The Fund may invest in derivatives, which involves risks different from, and in certain cases, greater than the risks presented by traditional investments. Investments focused in a single geographic region may be exposed to greater risk than investments diversified among various geographic regions.

The iBoxx Hang Seng Markit Offshore RMB Overall Index family ("HSM iBoxx") is designed to track the performance of the offshore RMB bond market. This index is unmanaged and not available for investment, and does not incur expenses.

The RMB Cash Offshore (CNH) is the currency code for renminbi traded outside China in the offshore market.

The RMB Cash Onshore (CNY) is the international currency code for the renminbi.

Yield to maturity is the total return anticipated on a bond if the bond is held until it matures.

Duration is expressed in the form of number of years and measures a bond's sensitivity to change in interest rates. To be specific, it measures the change in market value of security due to 1% change in interest rates.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

Subsidized 30-Day SEC Yield is based on a 30-day period ending on the last day of the previous month and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period. The subsidized yield is based on the net expenses of the Fund. The yield would be lower without the waivers in effect. Unsubsidized 30 Day SEC Yield is based on total expenses of the Fund. One cannot invest directly in an index.

FUND HIGHLIGHTS at June 30, 2019
GUINNESS ATKINSON RENMINBI YUAN & BOND FUND

# of Holdings in Portfolio:	12
Portfolio Turnover:	0.0%
% of Investments in Top 10:	89.9%
Fund Manager:
Edmund Harriss
Timothy Guinness
Top 10 Holdings (% of net assets)
Export-Import Bank of Korea, 4.500%, 01/27/24	9.2%	Far East Horizon Ltd., 4.900%, 02/27/21	8.9%
Shui On Development Holding Ltd., 6.880%, 03/02/21	9.1%	Arab Petroleum Investments Corp, 4.700%, 03/13/21	8.9%
Daimler International Finance BV, 4.800%, 04/09/21	9.1%	Lenovo Group Ltd., 4.950%, 06/10/20	8.9%
Franshion Brilliant Ltd., 5.200%, 03/08/21	9.1%	Commonwealth Bank of Australia, Callable Bond, 5.150%, 03/11/25	8.9%
Long Profit Group Ltd. Via Ocean Wealth II Ltd., 6.500%, 02/27/20	9.0%	Australia & New Zealand Banking Group Ltd., Callable Bond, 4.750%, 01/30/25	8.8%
Industry Breakdown (% of net assets)
Real Estate Operator/Developer	27.2%	Auto - Cars/Light Trucks	9.1%
Supranational Banks	19.6%	Finance - Leasing Company	8.9%
Commercial Banks	17.7%	Computers	8.9%
Export/Import Bank	9.2%

SCHEDULE OF INVESTMENTS
at June 30, 2019 (Unaudited)

GUINNESS ATKINSON RENMINBI YUAN & BOND FUND

Principal Amount (CNH)	CORPORATE BONDS: 100.6%	Value
Auto — Cars/Light Trucks: 9.1%
1,000,000	Daimler International Finance BV, 4.800%, 04/09/21	$149,318
Commercial Banks Non-US: 17.7%
1,000,000	Australia & New Zealand Banking Group Ltd., Callable Bond, 4.750%, 01/30/25	145,549
1,000,000	Commonwealth Bank of Australia, Callable Bond, 5.150%, 03/11/25	146,373
		291,922
Computers: 8.9%
1,000,000	Lenovo Group Ltd., 4.950%, 06/10/20	146,508
Export/Import Bank: 9.2%
1,000,000	Export-Import Bank of Korea, 4.500%, 01/27/24	151,842
Finance — Leasing Company: 8.9%
1,000,000	Far East Horizon Ltd., 4.900%, 02/27/21	147,125
Real Estate Operator/Developer: 27.2%
1,000,000	Franshion Brilliant Ltd., 5.200%, 03/08/21	149,136
1,000,000	Long Profit Group Ltd. Via Ocean Wealth II Ltd., 6.500%, 02/27/20	148,324
1,000,000	Shui On Development Holding Ltd., 6.880%, 03/02/21	149,877
		447,337
Supranational Banks: 19.6%
1,000,000	Arab Petroleum Investments Corp, 4.700%, 03/13/21	147,089
500,000	Asian Development Bank, 2.850%, 10/21/20	72,647
710,000	International Finance Corp., 3.100%, 09/24/19	103,286
		323,022
	Total Corporate Bonds (cost $1,771,655)	1,657,074
	Total Investments in Securities (cost $1,771,655): 100.6%	1,657,074
	Liabilities in Excess of Other Assets: (0.6%)	(9,883)
	Net Assets: 100.0%	$1,647,191

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
at June 30, 2019 (Unaudited)

	Alternative Energy Fund	Asia Focus Fund	Asia Pacific Dividend Builder Fund	China & Hong Kong Fund
Assets
Investments in securities, at cost	$8,637,661	$11,840,646	$4,664,694	$49,031,972
Investments in securities, at value	$8,811,245	$15,871,739	$4,754,172	$62,063,137
Cash	49,861	629,338	29,787	241,607
Cash denominated in foreign currency (cost of $16,303, $0, $3,681 and $51,078, respectively)	16,303	—	3,746	51,061
Receivables:
Fund shares sold	25,230	—	255	12,333
Dividends and interest	37,956	95,987	19,468	514,281
Tax reclaim	6,921	—	—	—
Due from Advisor, net	—	—	7,581	—
Prepaid expenses	9,527	10,257	8,521	13,937
Total assets	8,957,043	16,607,321	4,823,530	62,896,356
Liabilities
Payable for Fund shares redeemed	186	—	15,850	262
Due to Advisor, net	380	8,640	—	50,819
Accrued administration fees	1,345	1,574	650	2,203
Accrued shareholder servicing plan fees	2,185	1,903	1,809	6,135
Deferred trustees' compensation	56,136	84,342	43,884	166,779
Other accrued expenses	20,711	26,569	15,739	33,443
Total liabilities	80,943	123,028	77,932	259,641
Net Assets	$8,876,100	$16,484,293	$4,745,598	$62,636,715
Composition of Net Assets
Paid-in capital	$47,694,095	$10,946,721	$4,868,797	$46,731,283
Total distributed earnings (loss)	(38,817,995)	5,537,572	(123,199)	15,905,432
Net Assets	$8,876,100	$16,484,293	$4,745,598	$62,636,715
Number of shares issued and outstanding (unlimited shares authorized, no par value)	2,919,086	858,221	299,418	2,891,300
Net asset value per share	$3.04	$19.21	$15.85	$21.66

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
at June 30, 2019 (Unaudited)

	Dividend Builder Fund	Global Energy Fund	Global Innovators Fund	Renminbi Yuan & Bond Fund
Assets
Investments in securities, at cost	$9,555,840	$23,475,182	$129,047,954	$1,771,655
Investments in securities, at value	$11,246,446	$19,323,374	$177,139,563	$1,657,074
Cash	166,592	—	1,467,558	—
Cash denominated in foreign currency (cost of $3,960, $0, $119,318 and $3,554, respectively)	3,960	—	119,318	3,592
Receivables:
Securities sold	—	390,875	4,884,923	—
Fund shares sold	250	821	39,991	—
Dividends and interest	38,308	62,179	58,192	24,261
Tax reclaim	11,351	66,680	46,351	—
Due from Advisor, net	7,461	—	—	7,763
Prepaid expenses	9,182	13,288	24,956	13,076
Total assets	11,483,550	19,857,217	183,780,852	1,705,766
Liabilities
Overdraft due to custodian bank	—	145,372	—	4,345
Payable for securities purchased	—	—	5,854,425	—
Payable for Fund shares redeemed	—	1,128	258,459	—
Due to Advisor, net	—	1,124	81,210	—
Accrued administration fees	1,022	1,547	10,744	670
Accrued shareholder servicing plan fees	2,860	5,224	36,594	814
Deferred trustees' compensation	30,835	88,736	181,996	43,816
Other accrued expenses	15,019	30,021	59,200	8,930
Total liabilities	49,736	273,152	6,482,628	58,575
Net Assets	$11,433,814	$19,584,065	$177,298,224	$1,647,191
Composition of Net Assets
Paid-in capital	$9,565,111	$46,876,163	$126,662,238	$6,071,036
Total distributed earnings (loss)	1,868,703	(27,292,098)	50,635,986	(4,423,845)
Net Assets	$11,433,814	$19,584,065	$177,298,224	$1,647,191
Number of shares issued and outstanding (unlimited shares authorized, no par value)	595,416	961,187	—	141,807
Net asset value per share	$19.20	$20.37	—	$11.62
Net asset value per share per Class:
Investor Class shares:
Net assets applicable to shares outstanding			$135,451,585
Shares of beneficial interest issued and outstanding			3,202,644
Net asset value per share			$42.29
Institutional Class shares:
Net assets applicable to shares outstanding			$41,846,639
Shares of beneficial interest issued and outstanding			985,441
Net asset value per share			$42.46

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF OPERATIONS
For the six months ended June 30, 2019 (Unaudited)

	Alternative Energy Fund	Asia Focus Fund	Asia Pacific Dividend Builder Fund	China & Hong Kong Fund
Investment Income
Dividends*	$95,804	$257,674	$94,028	$1,061,167
Other Income	—	4,774	—	17,345
Total income	95,804	262,448	94,028	1,078,512
Expenses
Advisory fees	43,360	81,139	23,010	309,580
Shareholder servicing plan fees	8,601	9,669	4,675	35,150
Transfer agent fees and expenses	13,350	13,726	7,838	27,157
Fund accounting fee and expenses	15,084	16,533	15,128	27,159
Administration fees	2,372	4,441	1,261	15,957
Custody fees and expenses	4,449	7,246	5,889	9,503
Audit fees	8,927	12,339	6,199	12,470
Legal fees	3,787	6,970	1,966	25,383
Registration fees	9,763	9,437	10,164	12,106
Printing	4,903	3,070	3,514	5,571
Trustees' fees and expenses	6,895	10,011	5,686	23,127
Insurance	485	898	262	3,360
CCO fees and expenses	3,995	4,631	3,631	7,044
Miscellaneous	1,645	1,802	1,555	2,750
Interest expense	7	85	—	—
Total expenses	127,623	181,997	90,778	516,317
Less: fees waived and expenses absorbed	(41,711)	(21,176)	(65,448)	—
Net expenses	85,912	160,821	25,330	516,317
Net investment income	9,892	101,627	68,698	562,195
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized gain (loss) on:
Investments	(2,220,914)	722,459	47,009	2,084,091
Foreign currency	(1,579)	(3,372)	(1,255)	1,324
	(2,222,493)	719,087	45,754	2,085,415
Net change in unrealized appreciation on:
Investments	3,710,262	1,540,582	423,046	5,499,463
Foreign currency	85	333	83	1,742
	3,710,347	1,540,915	423,129	5,501,205
Net realized and unrealized gain on investments and foreign currency	1,487,854	2,260,002	468,883	7,586,620
Net increase in Net Assets from Operations	$1,497,746	$2,361,629	$537,581	$8,148,815

* Net of foreign tax withheld of $7,912, $21,965, $5,809, and $56,640, respectively.

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF OPERATIONS
For the six months ended June 30, 2019 (Unaudited)

	Dividend Builder Fund	Global Energy Fund	Global Innovators Fund	Renminbi Yuan & Bond Fund
Investment Income
Dividends*	$193,256	$345,864	$1,790,609	$—
Other Income	—	—	15,776	—
Interest	—	—	—	46,783
Total income	193,256	345,864	1,806,385	46,783
Expenses
Advisory fees	21,382	77,793	662,736	5,394
Shareholder servicing plan fees	10,929	21,067	—	706
Investor Class	—	—	138,414	—
Transfer agent fees and expenses	7,618	14,653	—	6,977
Investor Class	—	—	45,498	—
Institutional Class	—	—	11,609	—
Fund accounting fee and expenses	15,550	17,390	57,304	11,728
Administration fees	2,606	5,663	48,342	532
Institutional Class	—	—	4,253	—
Custody fees and expenses	3,266	2,582	16,786	1,113
Audit fees	6,199	12,265	12,468	6,199
Legal fees	3,758	9,228	76,325	1,024
Registration fees	9,628	10,416	—	9,023
Investor Class	—	—	16,280	—
Institutional Class	—	—	11,382	—
Printing	3,651	5,459	9,068	2,127
Trustees' fees and expenses	8,254	7,482	44,010	6,485
Insurance	480	1,253	9,533	129
CCO fees and expenses	3,988	4,443	15,612	2,943
Miscellaneous	2,043	1,929	5,557	2,031
Interest expense	25	134	2,412	141
Total expenses	99,377	191,757	1,187,589	56,552
Less: fees waived and expenses absorbed	(66,985)	(41,223)	(138,349)	(47,597)
Net expenses	32,392	150,534	1,049,240	8,955
Net investment income	160,864	195,330	757,145	37,828
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized gain (loss) on:
Investments	180,743	(1,296,987)	275,296	(32,106)
Foreign currency	(2,705)	(1,225)	8,441	(2,838)
	178,038	(1,298,212)	283,737	(34,944)
Net change in unrealized appreciation on:
Investments	943,812	3,519,122	32,636,208	70,496
Foreign currency	112	466	4,222	204
	943,924	3,519,588	32,640,430	70,700
Net realized and unrealized gain on investments and foreign currency	1,121,962	2,221,376	32,924,167	35,756
Net increase in Net Assets from Operations	$1,282,826	$2,416,706	$33,681,312	$73,584

* Net of foreign tax withheld of $14,078, $32,296, $182,979, and $0, respectively.

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Alternative Energy Fund		Asia Focus Fund		Asia Pacific Dividend Builder Fund
	Six Months Ended June 30, 2019†	Year Ended December 31, 2018	Six Months Ended June 30, 2019†	Year Ended December 31, 2018	Six Months Ended June 30, 2019†	Year Ended December 31, 2018
Increase/(decrease) in net assets from:
Operations
Net investment income	$9,892	$16,637	$101,627	$218,349	$68,698	$179,652
Net realized gain (loss) on:
Investments	(2,220,914)	(166,040)	722,459	1,692,996	47,009	734,404
Foreign currency	(1,579)	(2,397)	(3,372)	(8,330)	(1,255)	(2,267)
Net change in unrealized appreciation (depreciation) on:
Investments	3,710,262	(1,443,250)	1,540,582	(5,948,574)	423,046	(1,878,875)
Foreign currency	85	(698)	333	(141)	83	18
Net increase (decrease) in net assets resulting from operations	1,497,746	(1,595,748)	2,361,629	(4,045,700)	537,581	(967,068)
Distributions to Shareholders
Net dividends and distributions	—	(7,535)	—	(1,236,501)	(65,638)	(248,299)
Total distributions to shareholders	—	(7,535)	—	(1,236,501)	(65,638)	(248,299)
Capital Transactions
Proceeds from shares sold	230,228	1,971,025	361,801	1,775,761	517,198	1,258,118
Reinvestment of distributions	—	7,262	—	1,154,137	61,265	225,595
Cost of shares repurchased	(739,450)	(3,116,071)	(1,299,293)	(2,793,901)	(465,376)	(3,687,777)
Redemption fee proceeds	—	—	1,664	7,691	1	2,705
Net change in net assets from capital transactions	(509,222)	(1,137,784)	(935,828)	143,688	113,088	(2,201,359)
Total increase (decrease) in net assets	988,524	(2,741,067)	1,425,801	(5,138,513)	585,031	(3,416,726)
Net Assets
Beginning of period	7,887,576	10,628,643	15,058,492	20,197,005	4,160,567	7,577,293
End of period	$8,876,100	$7,887,576	$16,484,293	$15,058,492	$4,745,598	$4,160,567
Capital Share Activity
Shares sold	78,332	635,171	19,666	80,612	18,748	71,613
Shares issued on reinvestment	—	2,720	—	67,062	688	14,158
Shares redeemed	(250,673)	(1,064,661)	(69,664)	(133,734)	(12,740)	(217,765)
Net increase (decrease) in shares outstanding	(172,341)	(426,770)	(49,998)	13,940	6,696	(131,994)

† Unaudited

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	China & Hong Kong Fund		Dividend Builder Fund		Global Energy Fund
	Six Months Ended June 30, 2019†	Year Ended December 31, 2018	Six Months Ended June 30, 2019†	Year Ended December 31, 2018	Six Months Ended June 30, 2019†	Year Ended December 31, 2018
Increase/(decrease) in net assets from:
Operations
Net investment income	$562,195	$903,469	$160,864	$230,000	$195,330	$341,034
Net realized gain (loss) on:
Investments	2,084,091	5,351,589	180,743	804,656	(1,296,987)	(2,153,882)
Foreign currency	1,324	(490)	(2,705)	(212)	(1,225)	(3,268)
Net change in unrealized appreciation (depreciation) on:
Investments	5,499,463	(20,996,479)	943,812	(1,409,304)	3,519,122	(2,852,368)
Foreign currency	1,742	67	112	(215)	466	(1,233)
Net increase (decrease) in net assets resulting from operations	8,148,815	(14,741,844)	1,282,826	(375,075)	2,416,706	(4,669,717)
Distributions to Shareholders
Net dividends and distributions	—	(6,456,112)	(133,101)	(235,246)	—	(339,150)
Return of capital	—	—	—	—	—	(5,853)
Total distributions to shareholders	—	(6,456,112)	(133,101)	(235,246)	—	(345,003)
Capital Transactions
Proceeds from shares sold	334,222	2,187,646	2,385,890	1,562,974	817,753	8,114,523
Reinvestment of distributions	—	6,195,506	132,661	234,335	—	334,182
Cost of shares repurchased	(2,461,027)	(8,781,959)	(691,666)	(1,757,201)	(3,203,336)	(15,640,025)
Redemption fee proceeds	224	5,268	—	—	—	—
Net change in net assets from capital transactions	(2,126,581)	(393,539)	1,826,885	40,108	(2,385,583)	(7,191,320)
Total increase (decrease) in net assets	6,022,234	(21,591,495)	2,976,610	(570,213)	31,123	(12,206,040)
Net Assets
Beginning of period	56,614,481	78,205,976	8,457,204	9,027,417	19,552,942	31,758,982
End of period	$62,636,715	$56,614,481	$11,433,814	$8,457,204	$19,584,065	$19,552,942
Capital Share Activity
Shares sold	15,918	88,912	125,535	85,116	39,801	336,323
Shares issued on reinvestment	—	312,589	7,009	13,108	—	16,734
Shares redeemed	(117,091)	(355,124)	(37,230)	(97,123)	(156,952)	(673,197)
Net increase (decrease) in shares outstanding	(101,173)	46,377	95,314	1,101	(117,151)	(320,140)

† Unaudited

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Global Innovators Fund		Renminbi Yuan & Bond Fund
	Six Months Ended June 30, 2019†	Year Ended December 31, 2018	Six Months Ended June 30, 2019†	Year Ended December 31, 2018
Increase/(decrease) in net assets from:
Operations
Net investment income	$757,145	$722,898	$37,828	$84,444
Net realized gain (loss) on:
Investments	275,296	14,069,631	(32,106)	490
Foreign currency	8,441	100,408	(2,838)	1,971
Net change in unrealized appreciation (depreciation) on:
Investments	32,636,208	(50,317,700)	70,496	(169,939)
Foreign currency	4,222	(3,186)	204	(18,183)
Net increase (decrease) in net assets resulting from operations	33,681,312	(35,427,949)	73,584	(101,217)
Distributions to Shareholders
Net dividends and distribuitons:
Investor Class	—	(9,754,366)	—	—
Institutional Class	—	(2,497,962)	—	—
Net dividends and distributions	—	—	(3,442)	(115,227)
Return of capital	—	—	—	(3,326)
Total distributions to shareholders	—	(12,252,328)	(3,442)	(118,553)
Capital Transactions
Proceeds from shares sold:
Investor Class	4,742,297	31,077,028	—	—
Institutional Class	3,693,396	11,945,787	—	—
Proceeds from shares sold	—	—	151,786	1,628,695
Reinvestment of distributions:
Investor Class	—	9,540,475	—	—
Institutional Class	—	1,468,662	—	—
Reinvestment of distributions	—	—	3,365	116,649
Cost of shares repurchased:
Investor Class	(26,890,663)	(56,741,056)	—	—
Institutional Class	(2,766,591)	(14,827,646)	—	—
Cost of shares repurchased	—	—	(757,434)	(1,982,929)
Redemption fee proceeds	—	—	2,010	25
Net change in net assets from capital transactions	(21,221,561)	(17,536,750)	(600,273)	(237,560)
Total increase (decrease) in net assets	12,459,751	(65,217,027)	(530,131)	(457,330)
Net Assets
Beginning of period	164,838,473	230,055,500	2,177,322	2,634,652
End of period	$177,298,224	$164,838,473	$1,647,191	$2,177,322
Capital Share Activity
Shares sold:
Investor Class	119,327	681,845	—	—
Institutional Class	94,030	270,177	—	—
Shares sold	—	—	13,190	133,685
Shares issued on reinvestment:
Investor Class	—	260,242	—	—
Institutional Class	—	39,964	—	—
Shares issued on reinvestment	—	—	287	10,215
Shares redeemed:
Investor Class	(678,067)	(1,314,992)	—	—
Institutional Class	(69,281)	(327,944)	—	—
Shares redeemed	—	—	(65,266)	(169,888)
Net decrease in shares outstanding	(533,991)	(390,708)	(51,789)	(25,988)

† Unaudited

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each period.

	Six Months Ended		Year Ended December 31,
Alternative Energy Fund	June 30, 2019*		2018	2017	2016		2015	2014
Net asset value, beginning of period	$2.55		$3.02	$2.51	$3.03		$3.42	$3.99
Income from investment operations:
Net investment income (loss)	—		—	—	0.01		(0.03)	(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency	0.49		(0.47)	0.52	(0.53	)(5)	(0.36)	(0.53)
Total from investment operations	0.49		(0.47)	0.52	(0.52)		(0.39)	(0.57)
Less distributions:
From net investment income	—		— (1)	(0.01)	—		—	—
Total distributions	—		—	(0.01)	—		—	—
Redemption fee proceeds	—		—	—	—		— (1)	—	(1)
Net asset value, end of period	$3.04		$2.55	$3.02	$2.51		$3.03	$3.42
Total return	19.22	%(2)	(15.49)%	20.68%	(17.16)%		(11.40)%	(14.29)%
Ratios/supplemental data:
Net assets, end of period (millions)	$8.9		$7.9	$10.6	$10.2		$13.6	$15.2
Ratio of expenses to average net assets:
Before fee waived/recaptured	2.94	%(3)	2.57%	2.74%	2.60%		2.31%	2.06%
After fees waived/recaptured(4)	1.98	%(3)	1.98%	1.98%	1.99	%(6)	1.98%	2.02	%(6)
Ratio of net investment income (loss) to average net assets:
Before fees waived/recaptured	(0.73	)%(3)	(0.43)%	(0.88)%	(0.38)%		(1.32)%	(0.74)%
After fees waived/recaptured	0.23	%(3)	0.16%	(0.12)%	0.23%		(0.99)%	(0.70)%
Portfolio turnover rate	42.79	%(2)	36.54%	32.45%	63.95%		28.67%	42.27%

*  Unaudited

(1)  Amount represents less than $0.01 per share.

(2)  Not annualized.

(3)  Annualized.

(4)  The Advisor has contractually agreed to limit the operating expenses of the Fund to 1.98%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.

(5)  The Advisor reimbursed the Fund $16,892 for a trade error. As of December 31, 2016, the reimbursement amount represents $0.004 per share.

(6)  If interest expense had been excluded, expenses would have been lowered by 0.01% and 0.04% for the year ended December 31, 2016 and 2014, respectively.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each period.

	Six Months Ended		Year Ended December 31,
Asia Focus Fund	June 30, 2019*		2018		2017	2016	2015		2014
Net asset value, beginning of period	$16.58		$22.58		$15.50	$14.40	$16.47		$16.33
Income from investment operations:
Net investment income	0.12		0.26		0.16	0.15	0.21		0.16
Net realized and unrealized gain (loss) on investments and foreign currency	2.51		(4.83)		7.11	1.17	(2.11)		0.15
Total from investment operations	2.63		(4.57)		7.27	1.32	(1.90)		0.31
Less distributions:
From net investment income	—		(0.26)		(0.20)	(0.22)	(0.17)		(0.17)
From net realized gain	—		(1.18)		—	—	—		—
Total distributions	—		(1.44)		(0.20)	(0.22)	(0.17)		(0.17)
Redemption fee proceeds	—		0.01		0.01	—	—	(1)	—	(1)
Net asset value, end of period	$19.21		$16.58		$22.58	$15.50	$14.40		$16.47
Total return	15.86	%(2)	(20.45)%		47.10%	9.20%	(11.56)%		1.91%
Ratios/supplemental data:
Net assets, end of period (millions)	$16.5		$15.1		$20.2	$15.5	$15.3		$19.7
Ratio of expenses to average net assets:
Before fees waived	2.24	%(3)	2.01%		2.22%	2.24%	1.98%		1.91%
After fees waived(4)	1.98	%(3)	1.99	%(5)	1.98%	1.98%	1.98	%(5)	1.91	%(5)
Ratio of net investment income to average net assets:
Before fees waived	0.99	%(3)	1.14%		0.60%	0.75%	1.24%		0.90%
After fees waived	1.25	%(3)	1.16%		0.84%	1.01%	1.24%		0.90%
Portfolio turnover rate	7.86	%(2)	31.97%		13.24%	38.07%	8.64%		23.16%

*  Unaudited

(1)  Amount represents less than $0.01 per share.

(2)  Not annualized.

(3)  Annualized.

(4)  The Advisor has contractually agreed to limit the operating expenses of the Fund to 1.98%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.

(5)  If interest expense had been excluded, expenses would have been lowered by 0.01%, 0.01% and 0.01% for the year ended December 31, 2018, 2015 and 2014, respectively.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each period.

	Six Months Ended		Year Ended December 31,
Asia Pacific Dividend Builder Fund	June 30, 2019*		2018		2017		2016		2015	2014
Net asset value, beginning of period	$14.22		$17.85		$13.43		$12.79		$13.83	$12.95
Income from investment operations:
Net investment income	0.23		0.49		0.40		0.42		0.39	0.31
Net realized and unrealized gain (loss) on investments and foreign currency	1.62		(3.36)		4.47		0.71		(1.01)	0.85
Total from investment operations	1.85		(2.87)		4.87		1.13		(0.62)	1.16
Less distributions:
From net investment income	(0.22)		(0.77)		(0.46)		(0.49)		(0.42)	(0.28)
Total distributions	(0.22)		(0.77)		(0.46)		(0.49)		(0.42)	(0.28)
Redemption fee proceeds	—		0.01		0.01		—	(1)	— (1)	—	(1)
Net asset value, end of period	$15.85		$14.22		$17.85		$13.43		$12.79	$13.83
Total return	13.02	%(2)	(16.42)%		36.70%		8.81%		(4.61)%	9.04%
Ratios/supplemental data:
Net assets, end of period (millions)	$4.7		$4.2		$7.6		$8.5		$7.3	$4.1
Ratio of expenses to average net assets:
Before fees waived	3.94	%(3)	3.27%		3.48%		3.14%		3.87%	3.91%
After fees waived(4)	1.10	%(3)	1.12	%(5)	1.12	%(5)	1.11	%(5)	1.98%	1.99	%(5)
Ratio of net investment income to average net assets:
Before fees waived	0.14	%(3)	0.89%		0.20%		1.11%		0.36%	0.37%
After fees waived	2.98	%(3)	3.04%		2.56%		3.14%		2.25%	2.29%
Portfolio turnover rate	8.33	%(2)	23.38%		47.32%		30.91%		28.59%	15.76%

*  Unaudited

(1)  Amount represents less than $0.01 per share.

(2)  Not annualized.

(3)  Annualized.

(4)  The Advisor has contractually agreed to limit the operating expenses of the Fund to 1.10%, prior to December 31, 2015, the limit on operating expenses was 1.98%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.

(5)  If interest expense had been excluded, expenses would have been lowered by 0.02%, 0.02%, 0.01% and 0.01% for the year ended December 31, 2018, 2017, 2016 and 2014, respectively.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each period.

	Six Months Ended		Year Ended December 31,
China & Hong Kong Fund	June 30, 2019*		2018	2017	2016	2015		2014
Net asset value, beginning of period	$18.92		$26.55	$19.09	$19.50	$23.65		$30.86
Income from investment operations:
Net investment income	0.20		0.33	0.29	0.34	0.34		0.48
Net realized and unrealized gain (loss) on investments and foreign currency	2.54		(5.59)	8.95	0.26	(2.11)		(1.12)
Total from investment operations	2.74		(5.26)	9.24	0.60	(1.77)		(0.64)
Less distributions:
From net investment income	—		(0.31)	(0.16)	(0.27)	(0.45)		(0.45)
From net realized gain	—		(2.06)	(1.63)	(0.74)	(1.94)		(6.13)
Total distributions	—		(2.37)	(1.79)	(1.01)	(2.39)		(6.58)
Redemption fee proceeds	—	(1)	— (1)	0.01	— (1)	0.01		0.01
Net asset value, end of period	$21.66		$18.92	$26.55	$19.09	$19.50		$23.65
Total return	14.48	%(2)	(20.21)%	48.85%	2.95%	(7.58)%		(1.97)%
Ratios/supplemental data:
Net assets, end of period (millions)	$62.6		$56.6	$78.2	$58.2	$65.9		$85.6
Ratio of expenses to average net assets:(4)	1.67	%(3)	1.54%	1.64%	1.66%	1.54	%(5)	1.52	%(5)
Ratio of net investment income to average net assets:	1.81	%(3)	1.27%	1.17%	1.70%	1.23%		1.51%
Portfolio turnover rate	9.86	%(2)	22.27%	20.78%	28.02%	26.50%		15.11%

*  Unaudited

(1)  Amount represents less than $0.01 per share.

(2)  Not annualized.

(3)  Annualized.

(4)  The Advisor has contractually agreed to limit the operating expenses of the Fund to 1.98%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.

(5)  If interest expense had been excluded, expenses would have been lowered by 0.01% and 0.01% for the year ended December 31, 2015 and 2014, respectively.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each period.

	Six Months Ended		Year Ended December 31,
Dividend Builder Fund	June 30, 2019*		2018	2017	2016		2015	2014
Net asset value, beginning of period	$16.91		$18.09	$15.28	$14.75		$15.83	$15.64
Income from investment operations:
Net investment income	0.29		0.44	0.41	0.46		0.42	0.52
Net realized and unrealized gain (loss) on investments and foreign currency	2.24		(1.77)	2.82	0.54	(5)	(0.99)	0.26
Total from investment operations	2.53		(0.73)	3.23	1.00		(0.57)	0.78
Less distributions:
From net investment income	(0.24)		(0.45)	(0.42)	(0.47)		(0.46)	(0.47)
From net realized gain	—		—	—	—		(0.05)	(0.12)
Total distributions	(0.24)		(0.45)	(0.42)	(0.47)		(0.51)	(0.59)
Redemption fee proceeds	—		—	—	—		— (1)	— (1)
Net asset value, end of period	$19.20		$16.91	$18.09	$15.28		$14.75	$15.83
Total return	14.99	%(2)	(4.14)%	21.34%	6.83%		(3.61)%	4.99%
Ratios/supplemental data:
Net assets, end of period (millions)	$11.4		$8.5	$9.0	$7.8		$11.0	$5.2
Ratio of expenses to average net assets:
Before fees waived	2.09	%(3)	2.00%	2.06%	2.11%		1.77%	2.96%
After fees waived(4)	0.68	%(3)	0.68%	0.68%	0.70	%(6)	0.68%	0.68%
Ratio of net investment income to average net assets:
Before fees waived	1.97	%(3)	1.12%	1.07%	1.41%		1.76%	1.18%
After fees waived	3.38	%(3)	2.44%	2.45%	2.82%		2.86%	3.46%
Portfolio turnover rate	6.86	%(2)	23.71%	18.61%	21.57%		24.94%	7.60%

*  Unaudited

(1)  Amount represents less than $0.01 per share.

(2)  Not annualized.

(3)  Annualized.

(4)  The Advisor has contractually agreed to limit the operating expenses of the Fund to 0.68%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.

(5)  An affiliate of the Fund reimbursed the Fund $203.00 for a trade error. As of December 31, 2016, the reimbursement amount represents $0.000 per share.

(6)  If interest expense had been excluded, expenses would have been lowered by 0.02% for the year ended December 31, 2016.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each period.

	Six Months Ended		Year Ended December 31,
Global Energy Fund	June 30, 2019*		2018	2017	2016	2015	2014
Net asset value, beginning of period	$18.13		$22.71	$23.29	$18.54	$25.73	$32.45
Income from investment operations:
Net investment income	0.20		0.29	0.30	0.26	0.26	0.28
Net realized and unrealized gain (loss) on investments and foreign currency	2.04		(4.56)	(0.56)	4.75	(7.20)	(6.66)
Total from investment operations	2.24		(4.27)	(0.26)	5.01	(6.94)	(6.38)
Less distributions:
From net investment income	—		(0.30)	(0.32)	(0.26)	(0.25)	(0.22)
From net realized gain	—		(0.01)	—	—	— (1)	(0.13)
Total distributions	—		(0.31)	(0.32)	(0.26)	(0.25)	(0.35)
Redemption fee proceeds	—		—	—	— (1)	— (1)	0.01
Net asset value, end of period	$20.37		$18.13	$22.71	$23.29	$18.54	$25.73
Total return	12.41	%(2)	(18.92)%	(1.06)%	27.04%	(26.97)%	(19.63)%
Ratios/supplemental data:
Net assets, end of period (millions)	$19.6		$19.6	$31.8	$49.0	$44.0	$62.9
Ratio of expenses to average net assets:
Before fees waived/recaptured	1.85	%(3)	1.60%	1.62%	1.53%	1.41%	1.30%
After fees waived/recaptured(4)	1.45	%(3)	1.45%	1.45%	1.45%	1.41%	1.30%
Ratio of net investment income to average net assets:
Before fees waived/recaptured	1.48	%(3)	1.04%	1.01%	1.10%	1.07%	0.76%
After fees waived/recaptured	1.88	%(3)	1.19%	1.18%	1.18%	1.07%	0.76%
Portfolio turnover rate	3.51	%(2)	14.39%	6.25%	14.96%	15.70%	39.33%

*  Unaudited

(1)  Amount represents less than $0.01 per share.

(2)  Not annualized.

(3)  Annualized.

(4)  The Advisor has contractually agreed to limit the operating expenses of the Fund to 1.45%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each period.

	Six Months Ended		Year Ended December 31,
Global Innovators Fund — Investor Class	June 30, 2019*		2018		2017	2016	2015		2014
Net asset value, beginning of period	$34.89		$44.98		$34.15	$31.47	$34.00		$30.65
Income from investment operations:
Net investment income	0.16		0.13		0.09	0.30	0.26		0.28
Net realized and unrealized gain (loss) on investments	7.24		(7.56)		11.76	2.69	(1.28	)(5)	3.57
Total from investment operations	7.40		(7.43)		11.85	2.99	(1.02)		3.85
Less distributions:
From net investment income	—		(0.15)		(0.04)	(0.31)	(0.24)		(0.26)
From net realized gain	—		(2.51)		(0.98)	—	(1.27)		(0.24)
Total distributions	—		(2.66)		(1.02)	(0.31)	(1.51)		(0.50)
Redemption fee proceeds	—		—		—	—	—	(1)	— (1)
Net asset value, end of period	$42.29		$34.89		$44.98	$34.15	$31.47		$34.00
Total return	21.21	%(2)	(16.80)%		34.75%	9.51%	(3.04)%		12.55%
Ratios/supplemental data:
Net assets, end of period (millions)	$135.5		$131.2		$185.9	$133.7	$164.9		$157.5
Ratio of expenses to average net assets:
Before fees waived/recaptured	1.38	%(3)	1.30%		1.33%	1.35%	1.27%		1.26%
After fees waived/recaptured(4)	1.24	%(3)	1.25	%(6)	1.24%	1.24%	1.27%		1.26%
Ratio of net investment income to average net assets:
Before fees waived/recaptured	0.66	%(3)	0.23%		0.13%	0.71%	0.69%		1.25%
After fees waived/recaptured	0.80	%(3)	0.28%		0.22%	0.82%	0.69%		1.25%
Portfolio turnover rate	9.63	%(2)	28.93%		19.86%	31.25%	37.59%		14.40%

*  Unaudited

(1)  Amount represents less than $0.01 per share.

(2)  Not annualized.

(3)  Annualized.

(4)  The Advisor has contractually agreed to limit the operating expenses to 1.24%, prior to December 31, 2015 the limit on operating expenses was 1.55%, excluding interest expense, related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.

(5)  The Advisor reimbursed the Fund $10,554 for trade errors. As of December 31, 2015, the reimbursement amount represents $0.002 per share.

(6)  If interest expense had been excluded, expenses would have been lowered by 0.01% for the year ended December 31, 2018.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each period.

	Six Months Ended		Year Ended December 31,				For the Period Ended
Global Innovators Fund — Institutional Class	June 30, 2019*		2018		2017	2016	December 31, 2015(1)
Net asset value, beginning of period	$34.99		$45.08		$34.20	$31.47	$31.47
Income from investment operations:
Net investment income	0.21		0.24		0.16	0.20	—
Net realized and unrealized gain (loss) on investments	7.26		(7.58)		11.82	2.88	—
Total from investment operations	7.47		(7.34)		11.98	3.08	—
Less distributions:
From net investment income	—		(0.24)		(0.12)	(0.35)	—
From net realized gain	—		(2.51)		(0.98)	—	—
Total distributions	—		(2.75)		(1.10)	(0.35)	—
Redemption fee proceeds	—		—		—	—	—
Net asset value, end of period	$42.46		$34.99		$45.08	$34.20	$31.47
Total return	21.35	%(2)	(16.59)%		35.07%	9.81%	—
Ratios/supplemental data:
Net assets, end of period (millions)	$41.8		$33.6		$44.1	$25.7	$0.0
Ratio of expenses to average net assets:
Before fees waived	1.22	%(3)	1.13%		1.17%	1.38%	—
After fees waived(4)	0.99	%(3)	1.00	%(5)	0.99%	0.99%	—
Ratio of net investment income to average net assets:
Before fees waived	0.82	%(3)	0.40%		0.30%	0.68%	—
After fees waived	1.05	%(3)	0.53%		0.48%	1.07%	—
Portfolio turnover rate	9.63	%(2)	28.93%		19.86%	31.25%	—

*  Unaudited

(1)  Commencement of Operations.

(2)  Not annualized.

(3)  Annualized.

(4)  The Advisor has contractually agreed to limit the operating expenses of the Fund's Institutional Class to 0.99%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.

(5)  If interest expense had been excluded, expenses would have been lowered by 0.01% for the year ended December 31, 2018.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each period.

	Six Months Ended		Year Ended December 31,
Renminbi Yuan & Bond Fund	June 30, 2019*		2018		2017	2016		2015		2014
Net asset value, beginning of period	$11.25		$12.00		$11.03	$11.63		$12.42		$12.95
Income from investment operations:
Net investment income	0.13		0.29		0.23	0.19		0.63		0.32
Net realized and unrealized gain (loss) on investments and foreign currency	0.25		(0.54)		0.85	(0.59)		(1.12)		(0.44)
Total from investment operations	0.38		(0.25)		1.08	(0.40)		(0.49)		(0.12)
Less distributions:
From net investment income	(0.02)		(0.49)		(0.09)	—		(0.27)		(0.41)
Return of capital	—		(0.01)		(0.02)	(0.20)		(0.03)		—
Total distributions	(0.02)		(0.50)		(0.11)	(0.20)		(0.30)		(0.41)
Redemption fee proceeds	0.01		—	(1)	—	—	(1)	—	(1)	— (1)
Net asset value, end of period	$11.62		$11.25		$12.00	$11.03		$11.63		$12.42
Total return	3.47	%(2)	(2.12)%		9.79%	(3.52)%		(4.05)%		(0.92)%
Ratios/supplemental data:
Net assets, end of period (millions)	$1.6		$2.2		$2.6	$2.3		$7.1		$100.6
Ratio of expenses to average net assets:
Before fees waived	5.77	%(3)	3.52%		4.17%	4.35%		1.05%		0.95%
After fees waived(4)	0.91	%(3)	0.93	%(5)	0.90%	1.00	%(5)	0.93	%(5)	0.90%
Ratio of net investment income (loss) to average net assets:
Before fees waived/recaptured	(1.00	)%(3)	0.34%		(1.33)%	(0.71)%		2.68%		2.49%
After fees waived/recaptured	3.86	%(3)	2.93%		1.94%	2.64%		2.80%		2.54%
Portfolio turnover rate	0.00	%(2)	34.93%		66.21%	13.00%		15.85%		28.29%

*  Unaudited

(1)  Amount represents less than $0.01 per share.

(2)  Not annualized.

(3)  Annualized.

(4)  The Advisor has contractually agreed to limit the operating expenses of the Fund to 0.90%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.

(5)  If interest expense had been excluded, expenses would have been lowered by 0.01% for the six months ended June 30, 2019 and 0.03%, 0.10% and 0.03% for the year ended December 31, 2018, 2016 and 2015, respectively.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

Note 1

Organization

Guinness AtkinsonTM Funds (the "Trust"), was organized on April 28, 1997 as a Delaware business trust and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. Currently, the Trust offers eight separate series: Guinness Atkinson Alternative Energy Fund (the "Alternative Energy Fund"), Guinness Atkinson Asia Focus Fund (the "Asia Focus Fund"), Guinness Atkinson Asia Pacific Dividend Builder Fund (the "Asia Pacific Dividend Builder Fund"), Guinness Atkinson China & Hong Kong Fund (the "China & Hong Kong Fund"), Guinness Atkinson Global Energy Fund (the "Global Energy Fund"), Guinness Atkinson Global Innovators Fund (the "Global Innovators Fund"), Guinness Atkinson Dividend Builder Fund (the "Dividend Builder Fund") and Guinness Atkinson Renminbi Yuan & Bond Fund (the "Renminbi Yuan & Bond Fund"), all of which (each a "Fund" and collectively, the "Funds") are covered by this report. Except for the Dividend Builder Fund, each Fund is a non-diversified Fund. The China & Hong Kong Fund began operations on June 30, 1994, the Asia Focus Fund began operations on April 29, 1996, the Global Innovators Fund began operations on December 15, 1998, the Global Energy Fund began operations on June 30, 2004, the Alternative Energy Fund and the Asia Pacific Dividend Builder Fund began operations on March 31, 2006, the Renminbi Yuan & Bond Fund began operations on June 30, 2011, and the Dividend Builder Fund began operations on March 30, 2012. Each of the Funds is authorized to issue a single class of shares except for the Global Innovators Fund. The Global Innovators Fund is authorized to issue two classes of shares: Investor Class shares and Institutional Class shares. Institutional Class shares of the Global Innovators Fund commenced operations on December 31, 2015.

The shares of each class represent an interest in the same portfolio of investments of the Global Innovators Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income and expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Alternative Energy Fund, Asia Focus Fund, Global Energy Fund, and Global Innovator Fund's investment objective is long-term capital appreciation. The Asia Pacific Dividend Builder Fund's investment objective is to provide investors with dividend income and long-term capital growth. The China & Hong Kong Fund's investment objective is long-term capital appreciation primarily through investments in securities of China and Hong Kong. The Renminbi Yuan & Bond Fund's investment objective is to seek total return. Total return means the combination of capital appreciation and investment income, which includes changes in the value of the renminbi, the currency of China of which the yuan is the unit. The Dividend Builder Fund's investment objective is to seek a moderate level of current income and consistent dividend growth at a rate that exceeds inflation.

Note 2

Significant accounting policies

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services – Investment Companies".

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America. ("GAAP").

A.  Security Valuation. Securities of the Funds that are traded on a principal exchange (U.S. or foreign) or NASDAQ are valued at the official closing price on each day that the exchanges are open for trading. Securities traded on an exchange for which there have been no sales, and other over-the-counter securities are valued at the mean between the bid and asked prices. Debt securities are valued based on available market quotations received from an independent pricing service approved by the Trust's Board of Trustees which may utilize both transaction data and market information such as yield, prices of securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Funds' Valuation Committee in accordance with procedures established by the Board of Trustees. In determining fair value, the Funds' Valuation Committee take into account all relevant factors and available information. Consequently, the price of the security used to calculate its Net Asset Value may differ from quoted or published prices for the same security. Fair value pricing involves subjective judgments and there is no single standard for determining a security's fair value. As a result, different mutual funds could reasonably arrive at different fair value for the same security. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine. Short-term investments are stated at cost, combined with accrued interest, which approximates market value. Realized gains and losses from securities transactions are calculated using the identified cost method.

  Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Funds do not isolate that portion of the results of operations resulting from changes in the currency exchange rate from the fluctuations resulting from changes in the market prices of investments.

  Foreign exchange gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund's accounting records on the date of receipt are shown as net realized gains or losses on foreign currency transactions in the respective Fund's statement of operations.

B.  Forward Foreign Currency Exchange Contracts. The Funds may utilize forward foreign currency exchange contracts ("forward contracts") to hedge against foreign exchange fluctuations on foreign-denominated investments under which they are obligated to exchange currencies at specific future dates and at specified rates. All commitments are "marked-to-market" daily and any resulting unrealized gains or losses are included as unrealized appreciation (depreciation) on foreign currency denominated assets and liabilities. The Funds record realized gains or losses at the time the forward contract is settled. Risks may arise upon entering these contracts from the potential inability of a counter party to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar or other currencies. Counterparties to these contracts are major U.S. financial institutions. Please refer to Note 7 for further information on forward foreign currency contracts held in each Fund.

C.  Restricted and Illiquid Securities. A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933. If the security is subsequently registered and resold, the issuers would typically bear the expense of all registrations at no cost to the Fund. Restricted securities are valued according to the guidelines and procedures adopted by the Funds' Board of Trustees. A security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by a fund. Illiquid securities may be valued under methods approved by the Board of Trustees as reflecting fair value.

D.  Security Transactions, Dividend Income and Distributions. Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Realized gains and losses from securities transactions are calculated using the identified cost method.

E.  Allocation of Expenses. Each Fund is charged for those expenses directly attributable to it. Expenses that are not directly attributable to a Fund are allocated among the Funds in proportion to their respective assets or another appropriate method. Expenses such as distribution and service fees, transfer agent fees and expenses with respect to the Global Innovators Fund, that are specific to individual share classes are accrued directly to the respective share class.

F.  Cash overdraft. Throughout the year, the Funds may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate plus London Interbank Offered Rate ("LIBOR"). Payables, if any, are reflected as Overdraft Due to Custodian Bank in the Statements of Assets and Liabilities. Expenses from cash overdrafts are included in Interest Expense in the Statements of Operations.

G.  Concentration of Risk. The Alternative Energy Fund invests substantially in the alternative energy or energy technology sectors. The Asia Focus Fund invests substantially all of its assets in the Asian continent. The Asia Pacific Dividend Builder Fund invests primarily in dividend-producing equity securities of Asia Pacific companies. The China & Hong Kong Fund invests substantially all of its assets in securities that are traded in China or Hong Kong or that are issued by companies that do a substantial part of their business in China. The Global Energy Fund invests substantially in energy companies; the changes in the prices and supplies of oil and other energy fuels may affect the Fund's investments. The Renminbi Yuan & Bond Fund invests in securities issued by companies economically tied to China, which exposes the Fund to greater market risk and potential monetary losses than if the Fund's assets were diversified among other regions. The consequences of political, social, or economic changes in the countries or business sectors in which the securities are offered or the issuers conduct their operations may affect the market prices of the Funds' investments and any income generated, as well as the Funds' ability to repatriate such amounts.

H.  Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

I.  Indemnifications. Under the Trust's organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred or that would be covered by other parties.

J.  Federal Income Taxes. The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized gains to their shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

  Accounting for Uncertainty in Income Taxes (the "Income Tax Statement") requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Funds' tax returns to determine whether these positions meet a "more-likely-than-not" standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the "more-likely-than-not" recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund's current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the year ended December 31, 2016, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 3

Investment Advisory and Other Agreements

The Trust, on behalf of each Fund, entered into an Investment Advisory Agreement with Guinness Atkinson Asset Management, Inc. (the "Advisor"), under which the Advisor provides the Funds with investment management services. The Advisor furnishes all investment advice, office space, facilities, and most of the personnel needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee at the following annual rates based upon the average daily net assets of the Funds:

Alternative Energy Fund	1.00%
Asia Focus Fund	1.00%
Asia Pacific Dividend Builder Fund	1.00%
China & Hong Kong Fund	1.00%
Dividend Builder Fund	0.45%
Global Energy Fund	0.75%
Global Innovators Fund	0.75% on the 1st $500 million, 0.60% thereafter
Renminbi Yuan & Bond Fund	0.55%

The Funds are responsible for their own operating expenses. The Advisor has contractually agreed to limit each Fund's total operating expenses (excluding interest, dividends on short positions, taxes and extraordinary expenses) by reducing all or a portion of its fees and reimbursing the Fund for expenses so that its ratio of expenses to average daily net assets will not exceed the following levels:

	Annual Expense Limit	Expiration Date
Alternative Energy Fund	1.98%	June 30, 2020
Asia Focus Fund	1.98%	June 30, 2020
Asia Pacific Dividend Builder Fund	1.10%	June 30, 2020
China & Hong Kong Fund	1.98%	June 30, 2020
Dividend Builder Fund	0.68%	June 30, 2020
Global Energy Fund	1.45%	June 30, 2020
Global Innovators Fund – Investor Class	1.24%	June 30, 2020
Global Innovators Fund – Institutional Class	0.99%	June 30, 2020
Renminbi Yuan & Bond Fund	0.90%	June 30, 2020

The expense ratios shown in the financial highlights may exceed these levels due to expenses incurred, but not covered by the expense limitation agreement.

To the extent that the Advisor waives fees and/or absorbs expenses it may seek repayment of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or absorbed, subject to the applicable cap. For the six months ended June 30, 2019, the Advisor waived fees and absorbed expenses as follows:

Alternative Energy Fund	$41,711
Asia Focus Fund	21,176
Asia Pacific Dividend Builder Fund	65,448
Dividend Builder Fund	66,985
Global Energy Fund	41,223
Global Innovators Fund	138,349
Renminbi Yuan & Bond Fund	47,597
Total	$422,489

At June 30, 2019, the Advisor may recapture a portion of the following amounts that had been paid and/or waived on behalf of the Funds no later than the dates as stated below:

Fund	December 31, 2019	December 31, 2020	December 31, 2021	December 31, 2022	Total
Alternative Energy Fund	$74,816	$79,688	$60,122	$41,711	$256,337
Asia Focus Fund	39,307	42,738	4,300	21,176	107,521
Asia Pacific Dividend Builder Fund	147,701	150,454	127,356	65,448	490,959
Dividend Builder Fund	140,817	116,547	124,396	66,985	448,745
Global Energy Fund	38,343	65,017	42,666	41,223	187,249
Global Innovators Fund	203,998	210,068	143,158	138,349	695,573
Renminbi Yuan & Bond Fund	90,419	79,810	74,469	47,597	292,295

Mutual Fund Administration, LLC (the "Administrator") acts as the Funds' administrator under an administration agreement. The fees paid to the Administrator for the six months ended June 30, 2019 are reported on the Statements of Operations.

Foreside Fund Services, LLC acts as the Funds' principal underwriter in a continuous public offering of the Funds' shares.

Foreside Fund Officer Services, LLC provides Chief Compliance Officer ("CCO") services to the Funds. The fees paid for CCO services for the six months ended June 30, 2019 are reported on the Statements of Operations.

On August 14, 1998, the Trust approved a Deferred Compensation Plan for Trustees (the "Plan"). Trustees can elect to receive payment in cash or defer payments provided for in the Plan. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account (Phantom Share Account). This account accumulates the deferred fees earned, and the value of the account is adjusted at the end of each quarter to reflect the value that would have been earned if the account had been invested in designated investments. The Funds recognize as trustee expense amounts accrued as meetings are attended plus the change in value of the Phantom Share Account.

The fees paid to non-interested Trustees for the six months ended June 30, 2019 are reported on the Statements of Operations.

Certain officers of the Trust are also officers and/or Directors of the Advisor and the Administrator. None of these officers are compensated directly by the Funds.

Note 4

Shareholder Servicing Plan

Each Fund has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.25% of its daily average net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers. The Global Innovators Fund – Institutional Class shares do not participate in the Shareholder Servicing Plan.

The fees paid under the Shareholder Servicing Plan for the six months ended June 30, 2019 are reported on the Statements of Operations.

Note 5

Investment Transactions

The following table presents purchases and sales of securities during the six months ended June 30, 2019 excluding short-term investments, to indicate the volume of transactions in each Fund.

	Purchases	Sales
Alternative Energy Fund	$3,652,472	$4,104,430
Asia Focus Fund	$1,263,249	$2,438,819
Asia Pacific Dividend Builder Fund	$597,992	$380,299
China & Hong Kong Fund	$6,097,002	$7,281,358
Dividend Builder Fund	$2,326,207	$650,814
Global Energy Fund	$716,487	$3,078,998
Global Innovators Fund	$16,877,263	$36,219,743
Renminbi Yuan & Bond Fund	$—	$742,160

The Funds did not purchase U.S. Government securities as a part of their long-term investment strategy during the six months ended June 30, 2019.

Note 6

Fair Value Measurements and Disclosures

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of each Fund's investments. These inputs are summarized into three broad Levels as described below:

Level 1 —  Unadjusted quoted prices in active markets for identical assets or liabilities that a Fund has the ability to access.

Level 2 —  Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —  Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of June 30, 2019, in valuing the Funds' assets carried at fair value:

Alternative Energy Fund

Assets Table	Level 1	Level 2	Level 3	Total
Investments, at value
Common Stocks:
Basic Materials	$389,804	$557,856	$—	$947,660
Communication	—	304,779	—	304,779
Consumer, Cyclical	530,834	271,045	—	801,879
Consumer, Non-cyclical	290,244	—	—	290,244
Energy	1,183,821	1,086,110	—	2,269,931
Industrial	606,293	1,218,537	—	1,824,830
Technology	266,772	—	—	266,772
Utilities	621,944	1,483,206	—	2,105,150
Total Investments, at value	3,889,712	4,921,533	—	8,811,245
Total Assets	$3,889,712	$4,921,533	$—	$8,811,245

Asia Focus Fund

Assets Table	Level 1	Level 2	Level 3	Total
Investments, at value
Common Stocks:
Communications	$920,052	$474,221	$—	$1,394,273
Consumer, Cyclical	—	1,861,717	—	1,861,717
Consumer, Non-cyclical	531,190	2,501,645	—	3,032,835
Energy	—	489,349	—	489,349
Financial	476,560	2,446,762	—	2,923,322
Industrial	—	3,067,529	—	3,067,529
Technology	1,018,453	1,511,942	—	2,530,395
Utilities	—	572,319	—	572,319
Total Investments, at value	2,946,255	12,925,484	—	15,871,739
Total Assets	$2,946,255	$12,925,484	$—	$15,871,739

Asia Pacific Dividend Builder Fund

Assets Table	Level 1	Level 2	Level 3	Total
Investments, at value
Common Stocks:
Communications	$—	$131,823	$—	$131,823
Consumer, Cyclical	—	881,256	—	881,256
Consumer, Non-cyclical	—	536,326	—	536,326
Energy	—	145,340	—	145,340
Financial	137,025	1,572,297	—	1,709,322
Industrial	—	819,713	—	819,713
Technology	144,533	385,859	—	530,392
Total Investments, at value	281,558	4,472,614	—	4,754,172
Total Assets	$281,558	$4,472,614	$—	$4,754,172

China & Hong Kong Fund

Assets Table	Level 1	Level 2	Level 3	Total
Investments, at value
Common Stocks:
Communications	$3,619,314	$2,014,311	$—	$5,633,625
Consumer, Cyclical	—	12,693,732	—	12,693,732
Consumer, Non-cyclical	2,134,418	7,825,224	—	9,959,642
Energy	—	1,994,836	—	1,994,836
Financial	1,697,745	13,190,450	—	14,888,195
Industrial	2,606,800	10,295,620	—	12,902,420
Technology	3,990,687	—	—	3,990,687
Total Investments, at value	14,048,964	48,014,173	—	62,063,137
Total Assets	$14,048,964	$48,014,173	$—	$62,063,137

Dividend Builder Fund

Assets Table	Level 1	Level 2	Level 3	Total
Investments, at value
Common Stocks:
Communications	$311,414	$654,211	$—	$965,625
Consumer, Cyclical	319,701	323,469	—	643,170
Consumer, Non-cyclical	935,174	3,849,958	—	4,785,132
Energy	—	320,834	—	320,834
Financial	1,293,616	318,042	—	1,611,658
Industrial	974,537	660,155	—	1,634,692
Technology	963,585	321,750	—	1,285,335
Total Investments, at value	4,798,027	6,448,419	—	11,246,446
Total Assets	$4,798,027	$6,448,419	$—	$11,246,446

Global Energy Fund

Assets Table	Level 1	Level 2	Level 3	Total
Investments, at value
Common Stocks:
Energy	$11,264,349	$7,758,102	$—	$19,022,451
Financial	—	—	—	—
Industrial	270,457	30,466	—	300,923
Total Investments, at value	11,534,806	7,788,568	—	19,323,374
Total Assets	$11,534,806	$7,788,568	$—	$19,323,374

Global Innovators Fund

Assets Table	Level 1	Level 2	Level 3	Total
Investments, at value
Common Stocks:
Communications	$28,710,267	$5,582,260	$—	$34,292,527
Consumer, Cyclical	5,974,974	11,796,415	—	17,771,389
Consumer, Non-cyclical	17,646,220	—	—	17,646,220
Financial	5,910,352	—	—	5,910,352
Industrial	11,973,805	28,382,707	—	40,356,512
Technology	42,755,956	18,406,607	—	61,162,563
Total Investments, at value	112,971,574	64,167,989	—	177,139,563
Total Assets	$112,971,574	$64,167,989	$—	$177,139,563

Renminbi Yuan & Bond Fund

Assets Table	Level 1	Level 2	Level 3	Total
Investments, at value
Corporate Bonds:
Consumer Cyclical	$—	$149,318	$—	$149,318
Energy		—		—
Financial	—	886,385	—	886,385
Government	—	474,863	—	474,863
Technology	—	146,508	—	146,508
Total Investments, at value	—	1,657,074	—	1,657,074
Total Assets	$—	$1,657,074	$—	$1,657,074

Note 7

Forward Foreign Currency Contracts

In order to hedge their portfolio and to protect them against possible fluctuations in foreign exchange rates pending the settlement of securities transactions, the Funds may enter into forward foreign currency contracts that obligate them to exchange currencies at specified future dates. At the maturity of a forward contract, a Fund may either make delivery of the foreign currency from currency held, if any, or from the proceeds of the portfolio securities sold. It may also terminate its obligation to deliver the foreign currency at any time by purchasing an offsetting contract. The forward values of amounts due are netted against the forward value of the currency to be delivered, and the net amount is shown as a receivable or payable in the financial statements. The Funds did not enter into forward foreign currency contracts during the six months ended June 30, 2019 and did not have any outstanding forward contracts as of June 30, 2019.

Note 8

Tax Matters

As of June 30, 2019, the tax bases of investments were as follows:

	Alternative Energy Fund	Asia Focus Fund	Asia Pacific Dividend Builder Fund	China & Hong Kong Fund
Cost of investments for tax purposes	$8,639,620	$11,840,646	$4,878,561	$49,031,972
Gross tax unrealized appreciation	928,731	5,225,363	535,808	18,704,063
Gross tax unrealized (depreciation)	(778,759)	(1,194,270)	(660,197)	(5,672,898)
Net tax unrealized appreciation (depreciation)*	$149,972	$4,031,093	$(124,389)	$13,031,165
	Dividend Builder Fund	Global Energy Fund	Global Innovators Fund	Renminbi Yuan & Bond Fund
Cost of investments for tax purposes	$9,562,990	$23,833,242	$129,117,415	$1,771,655
Gross tax unrealized appreciation	2,359,950	1,777,566	53,347,862	1,773
Gross tax unrealized (depreciation)	(676,493)	(7,080,953)	(5,325,714)	(116,354)
Net tax unrealized appreciation (depreciation)*	$1,683,457	$(5,303,387)	$48,022,148	$(114,581)

*  The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primary to the tax deferral of losses on wash sales and passive foreign investment company (PFIC) mark to market adjustments.

As of December 31, 2018, the Funds have the following capital loss carryforwards available to offset future realized capital gains:

Capital losses expiring in:	Alternative Energy Fund	Asia Focus Fund	Asia Pacific Dividend Builder Fund	China & Hong Kong Fund	Dividend Builder Fund	Global Energy Fund	Global Innovators Fund	Renminbi Yuan & Bond Fund
No Expiration Long-term	$36,665,576	$—	$—	$—	$—	$17,981,385	$—	$3,271,487
No Expiration Short-term	—	—	—	—	—	3,157,157	—	965,576
Total	$36,665,576	$—	$—	$—	$—	$21,138,542	$—	$4,237,063

For the year ended December 31, 2018, the Asia Pacific Dividend Builder Fund and Dividend Builder Fund, utilized capital loss carryforwards of $681,328, and $801,228 respectively.

Note 9

Recently Issued Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management has evaluated the potential impacts of ASU 2017-08 and believes that adoption of ASU 2017-08 will not have a material effect on the fund's overall financial position or its overall results of operations.

In August 2018, the Securities and Exchange Commission (the "SEC") adopted regulations that eliminated or amended disclosure requirements that were redundant or outdated in light of changes in SEC requirements, accounting principles generally accepted in the United States of America ("GAAP"), International Financial Reporting Standards, or changes in technology or the business environment. These regulations were effective November 5, 2018, and the Fund is complying with them effective with these financial statements.

In August 2018, FASB issued Accounting Standards Update No. 2018-13 ("ASU 2018-13"), "Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement," which amends the fair value measurement disclosure requirements of ASC Topic 820 ("ASC 820"), "Fair Value Measurement." ASU 2018-13 includes new, eliminated, and modified disclosure requirements for ASC 820. In addition, ASU 2018-13 clarifies that materiality is an appropriate consideration of entities when evaluating disclosure requirements. ASU 2018-13 is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted and the Fund has adopted ASU 2018-13 with these financial statements.

Note 10

Events Subsequent to the Fiscal Period End

The Funds have adopted financial reporting rules regarding a subsequent event which requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Funds' related events and transactions and has determined that there were no events or transactions that occurred that would materially impact the amounts or Disclosures in the Funds' financial statements.

Additional Information (Unaudited)

Proxy Voting Procedures

The Advisor votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Board. You may obtain a description of these procedures, free of charge, by calling "toll-free" (800) 915-6565. This information is also available through the Securities and Exchange Commission's website at www.sec.gov.

Proxy Voting Records

Information regarding how the Advisor voted proxies relating to portfolio securities during the latest 12-month period ended June 30 is available, without charge, by calling toll-free, (800) 915-6565. This information is also available through the Securities and Exchange Commission's website at www.sec.gov.

Form N-Q Disclosure

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the Securities and Exchange Commission's website at www.sec.gov. The Funds' Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. This information is also available, without charge, by calling toll-free, (800) 915-6565.

Householding Mailings

To reduce expenses, the Trust may mail only one copy of Funds' prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (800) 915-6565 (or contact your financial institution). The Trust will be sending you individual copies thirty days after receiving your request.

Supplemental Tax Information

Board Consideration of and Continuance of the Trust's Investment Advisory Agreement

At an in-person meeting held on May 6, 2019, the Board of Trustees (the "Trustees" or the "Board") of Guinness Atkinson Funds (the "Trust") considered the annual approval of the continuation of the investment advisory agreement (the "Agreement") between the Trust, on behalf of the Alternative Energy Fund, the Asia Focus Fund, the Asia Pacific Dividend Builder Fund, the China & Hong Kong Fund, the Dividend Builder Fund, the Global Energy Fund, the Global Innovators Fund, and the Renminbi Yuan & Bond Fund, and the Advisor.

At the meeting, the Trustees discussed with counsel to the Trust and independent legal counsel to the Independent Trustees, their fiduciary duties under the 1940 Act in reviewing the Agreement and their obligation to obtain and review information relevant and necessary to their consideration of the Agreement. The Trustees received a memorandum summarizing the duties of the Trustees under, and the fiduciary standards established by, the 1940 Act and state law, legislative and regulatory guidance, and judicial precedent with respect to evaluating the reasonableness of fees and interpretation of the applicable fiduciary standards. In their deliberations, the Trustees considered the factors summarized below, and in approving the continuance of the Agreement with respect to each Fund, the Trustees did not identify any single factor, or information provided with respect to any single factor, as controlling. The Trustees evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately with respect to each Fund.

Nature, Extent and of Quality of Services. The Board discussed the fees payable by each Fund under the Agreement and the services provided by the Advisor to each Fund, and the Trustees considered that they receive from the Advisor and review on a regular basis over the course of the year information regarding the Funds' performance, including information about the Funds' performance in comparison to peers and benchmarks, and analyses by the Advisor of the Funds' performance. The Trustees also considered information about the nature, extent and quality of the services provided by the Advisor, including the background and experience of the Advisor's senior management and portfolio managers, and their special knowledge about the areas in which the Funds invest. The Trustees also considered information gained from their experience as Trustees of the Funds, in addition to the overall reputation and capabilities of the Advisor and its investment professionals, the Advisor's commitment to providing high quality services to the Funds, the Trustees' overall confidence in the Advisor's integrity and responsiveness to Trustee concerns, the Advisor's integrity as reflected in its adherence to compliance practices, and the Advisor's willingness and initiative in implementing changes designed to improve services to the Funds or reduce Fund expenses. The Trustees considered the impact of current market conditions on each Fund and the Fund complex. The Trustees also considered the general market performance in the prior year across market sectors and specifically in respect of each Fund's specific sector or region focus, including the particular challenges or strengths of the markets in responding to global market events during the period.

Fund Performances, Advisory Fees and Expenses. For each Fund and its peer group of Funds, the Trustees reviewed information compiled from Morningstar Inc. data regarding performance for periods ended March 31, 2019 and expense information as of March 31, 2019. The Trustees considered that they receive from the Advisor and review on a regular basis over the course of the year, data regarding the Funds' performance, including information about each Fund's performance in comparison to its peers and benchmarks, and analyses by the Advisor of the Fund's performance. The Trustees also considered the Funds' long-term performance records and the Advisor's continued efforts to improve the Funds' performance. The Trustees compared each Fund's performance, advisory fee and expenses with its peer group. The Trustees considered the size of each Fund in comparison to its peers, including whether the peer funds were part of a larger fund complex. The Trustees considered the following Fund-specific factors:

Alternative Energy Fund. (1) The Fund's advisory fee was equal to the median fee charged to the four pure alternative energy mutual funds in the Morningstar "Foreign Small/Mid Value" category; (2) the Fund's total expenses were at the high end of the expenses incurred by its peers, noting that the Fund's total expenses were comparable to a peer fund of similar asset size; (3) the Advisor agreed to limit the Fund's expense ratio through June 30, 2020; and (4) the Fund had underperformed the WilderHill Clean Energy TR Index, one of its benchmark indices, for the one-, three-, five- and ten-year periods; and underperformed its peer group median for the three-, five- and ten-year periods but outperformed its peer group median for the one-year period.

Asia Focus Fund. (1) The Fund's advisory fee was at the high end of the advisory fees charged to comparable mutual funds in the Morningstar "Pacific/Asia Ex-Japan Stock" category; (2) the Fund's total expenses were at the high end of the expenses incurred by its peers; (3) the Advisor agreed to limit the Fund's expense ratio through June 30, 2020; (4) the Fund had outperformed the MSCI AC Far East Free ex Japan Index, its benchmark index, for the three-, and five-year periods; underperformed its benchmark index for the one- and ten-year periods; and underperformed its peer group median for the one-, five-, and ten-year periods but outperformed its peer group median for the three-year period.

Asia Pacific Dividend Builder Fund. (1) The Fund's advisory fee was at the high end of the advisory fees charged to comparable mutual funds in the Morningstar "Pacific/Asia Ex-Japan Stock" category; (2) the Fund's total expenses were slightly above the median expenses incurred by its peers but lower than those of three peer funds; (3) the Advisor agreed to limit the Fund's expense ratio through June 30, 2020; and (4) the Fund had outperformed the MSCI AC Pacific Ex-Japan Stock Index, its benchmark index, for the five- and ten-year periods but underperformed its benchmark index for the one- and three-year periods; and outperformed its peer group median for the three-, five-, and ten-year periods while returning the same performance as its peer group median for the one-year period.

China & Hong Kong Fund. (1) The Fund's advisory fee was slightly above the median advisory fee charged to comparable mutual funds in the Morningstar "China Region" category; (2) the Fund's total expenses were slightly above the median expenses incurred by its peers but lower than those of four peer funds; (3) the Advisor agreed to limit the Fund's expense ratio through June 30, 2020; and (4) the Fund had underperformed the Hang Seng Composite Index, its benchmark index, for the one-, five-, and ten-year periods but outperformed its benchmark index for the three-year period; and underperformed its peer group median for the five-, and ten-year periods, while returning the same performance as its peer group median for the one- and three-year periods.

Dividend Builder Fund. (1) The Fund's advisory fee was below the median advisory fee charged to comparable mutual funds in the Morningstar "World Stock" category; (2) the Fund's total expenses were at the low end of the expenses of its peers; (3) the Advisor agreed to limit the Fund's expense ratio through June 30, 2020; and (4) the Fund had underperformed the MSCI World Index, its benchmark index, for the three-, and five-year periods but outperformed the MSCI World Index for the one-year period; and outperformed its peer group median for the one-, three-, and five-year periods.

Global Energy Fund. (1) The Fund's advisory fee was equal to the median advisory fee charged to comparable mutual funds in the Morningstar "Equity Energy" category; (2) the Fund's total expenses were higher than the median of expenses incurred by the funds in its peer group; (3) the Advisor agreed to limit the Fund's expense ratio through June 30, 2020; and (4) the Fund had underperformed the MSCI World Energy Index, its benchmark index, for the one-, three-, five-, and ten-year periods; and outperformed its peer group median for the one-, three-, five-, and ten-year periods.

Global Innovators Fund. (1) The Fund's advisory fee was below the median advisory fee charged to comparable mutual funds in the Morningstar "U.S. Large Blend" category; (2) the Fund's total expenses were slightly higher than the median of expenses incurred by the funds in its peer group; (3) the Advisor agreed to limit the Fund's expense ratio through June 30, 2020; and (4) the Fund had outperformed the MSCI World Index, one of its benchmark indices, for the three-, five-, and ten-year periods but underperformed the MSCI World Index for the one-year period; underperformed the Nasdaq Composite Index, another one of its benchmark indices, for the one-, three-, five-, and ten-year periods; and outperformed its peer group median for the three-, five-, and ten-year periods but underperformed its peer group median for the one-year period.

Renminbi Yuan & Bond Fund. (1) The Fund's advisory fee was below the median advisory fee charged to comparable mutual funds in the Morningstar "Emerging Markets Local Currency" category; (2) the Fund's total expenses were below the median expenses of its peers; (3) the Advisor agreed to limit the Fund's expense ratio through June 30, 2020; and (4) the Fund had underperformed the iBoxx Hang Seng Markit Offshore RMB Index, its benchmark index and peer group median, for the one-, three- and five-year periods.

With respect to each Fund, the Board concluded that the Advisor's willingness to limit the Fund's expense ratio through at least June 30, 2020 would provide stability to the Fund's expenses during that period.

Costs of Services and Profitability. The Trustees considered the financial information provided by the Advisor, including the profitability of each Fund to the Advisor, the Advisor's profitability in general and the firm's retention of key personnel. The Trustees noted that the Advisor had waived a portion of its advisory fee for the Alternative Energy Fund, Asia Focus Fund, Asia Pacific Dividend Builder Fund, Global Innovators Fund, Global Energy Fund, Dividend Builder Fund and the Renminbi Yuan & Bond Fund. The Trustees also considered the Advisor's efforts to lower the overall expenses for the Funds that have produced meaningful savings. The Board concluded that the profitability of each Fund to the Advisor, when positive, was reasonable.

Economies of Scale. The Trustees considered the size of each Fund and the Advisor's willingness to institute breakpoints in the advisory fee as individual Funds reached higher asset levels and to use expense limitation agreements to reduce total expenses.

After considering the factors described above, the Board and the Independent Trustees separately determined that the overall fee arrangement between the Trust, on behalf of each Fund, and the Advisor was fair and reasonable, and that continuance of the Agreement was in the best interests of each Fund and its shareholders, and accordingly, approved the continuance of the Agreement through May 31, 2020.

Privacy Notice

Guinness AtkinsonTM Funds and Guinness Atkinson Asset Management, Inc. may collect non-public information about you from the following sources:

•  Information we receive about you on applications or other forms;

•  Information you give us orally; and

•  Information about your transactions with us.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder's authorization, except as required by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

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Guinness AtkinsonTM Funds Information

Board of Trustees

J. Brooks Reece, Jr., Chairman
Dr. Gunter Dufey
James I. Fordwood
Timothy W.N. Guinness
Dr. Bret A. Herscher
Susan Penry-Williams

Contact Guinness AtkinsonTM Funds

P.O. Box 701
Milwaukee, WI 53201-0701
Shareholder Services: 800-915-6566
Literature Request: 800-915-6565
Website: www.gafunds.com
Email: mail@gafunds.com

Guinness AtkinsonTM Funds

Fund	Cusip	Ticker	Fund#
Alternative Energy Fund	402031 50 4	GAAEX	1298
Asia Focus Fund	402031 10 8	IASMX	1096
Asia Pacific Dividend Builder Fund	402031 60 3	GAADX	1299
China & Hong Kong Fund	402031 20 7	ICHKX	1094
Dividend Builder Fund	402031 80 1	GAINX	1092
Global Energy Fund	402031 40 5	GAGEX	1098
Global Innovators Fund Investor Class	402031 30 6	IWIRX	1095
Global Innovators Fund Institutional Class	402031 88 4	GINNX	5323
Renminbi Yuan & Bond Fund	402031 70 2	GARBX	1099

Distributed by Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, ME 04101

This report is intended for shareholders of the Guinness AtkinsonTM Funds and may not be used as literature unless preceded or accompanied by a current prospectus.

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Guinness Atkinson Funds
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701

123S0204--P

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

(a)   Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)   Not Applicable

Item 6. Schedule of Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)                                 The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer  have evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded based on such evaluation that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)                                 There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)         (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Not Applicable

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant's independent public accountant. There was no change in the registrant's independent public accountant for the period covered by this report.

(b)         Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Guinness Atkinson Funds

By	/s/ James J. Atkinson
Name: James J. Atkinson
Title: President/Chief Executive Officer
Date: 9/06/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James J. Atkinson
Name: James J. Atkinson
Title: President/Chief Executive Officer
Date: 9/06/19

By	/s/ Rita Dam
Name: Rita Dam
Title: Treasurer/Chief Financial Officer
Date: 9/06/19